UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-07102

The Advisors’ Inner Circle Fund II

(Exact name of registrant as specified in charter)

SEI Investments

One Freedom Valley Drive

Oaks, PA 19456

(Address of principal executive offices) (Zip code)

SEI Investments

One Freedom Valley Drive

Oaks, PA 19456

(Name and address of agent for service)

Registrant’s telephone number, including area code: (877) 446-3863

Date of fiscal year end: October 31, 2020

Date of reporting period: October 31, 2020

Item 1.	Reports to Stockholders.

A copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act or 1940, as amended (the “Act”) (17 CFR § 270.30e-1), is attached hereto.

The Advisors’ Inner Circle Fund II

Investment Advisor

Kopernik Global Investors, LLC

KGGIX | KGGAX

Kopernik Global All-Cap Fund

KGIIX | KGIRX

Kopernik International Fund

THE ADVISORS’ INNER CIRCLE FUND II	KOPERNIK FUNDS
OCTOBER 31, 2020

The Funds file their complete schedule of investments with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year as an exhibit to its report on Form N-PORT (Form N-Q for filings prior to March 31, 2020). The Funds’ Forms N-Q and Form N-PORT reports are available on the SEC’s website at http://www.sec.gov, and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to fund securities, as well as information relating to how a Fund voted proxies relating to fund securities during the most recent 12-month period ended June 30, is available (i) without charge, upon request, by calling 1-855-887-4KGI; and (ii) on the SEC’s website at http://www.sec.gov.

THE ADVISORS’ INNER CIRCLE FUND II	KOPERNIK FUNDS
OCTOBER 31, 2020
(Unaudited)

Dear Fellow Shareholders:

Kopernik Global Investors is designed to put investor interests first. Using the same philosophy and process that our Chief Investment Officer, David Iben, has evolved over his nearly four-decade career, we are committed to:

●	Adherence to our time-tested, common sense investment process.
●	Maintaining a manageable size of assets under management.
●	Employee ownership of the firm.
●	Significant employee investment in the funds.
●	Independent thought in an increasingly group-think, high-correlation investment world.
●	Commitment to investing at a significant discount to our calculated risk-adjusted intrinsic value.

We view these attributes as indispensable for our goal of generating significant excess returns, perhaps particularly the size of assets under management. The outcome of this process is an idiosyncratic portfolio of what we believe are good, but often misunderstood, companies.

Kopernik draws from the same investment team, process, and philosophy in managing the Kopernik Global All-Cap Fund (the “Global All-Cap Fund”) and Kopernik International Fund (the “International Fund”). As of October 31, 2020, our overall firm assets, including advisory only assets, were at $4.4 billion. November 1, 2020 marked the 7-year anniversary of the Global All-Cap Fund, with assets under management (“AUM”) at $1.1 billion. The International Fund, which was launched on June 30, 2015, marked its 5-year anniversary. It has been steadily growing, and as of October 31, 2020, its AUM was at $217 million. Thank you for all for your support!

For investment management companies that believe value matters, it has been one of the most difficult environments ever, even surpassing the early 1970s and late 1990s. The current market is extremely bifurcated largely due to the popularity of price-agnostic practices, such as indexation, passive investing and the use of exchange traded funds (“ETF”), accentuated by momentum-chasing algorithms. More than $7.4 trillion, since the Great Financial Crisis of 2007, has found its way into index funds. As of March 2020, passive funds owned 14% of the domestic equity market, compared to less than 4% in 2005. A flood of assets this size has generally forced the ETF constructors to focus on the largest companies, with the most trading liquidity, in order to accommodate the torrents of money. The sheer weight of this amount of money, pouring into the limited number of large and liquid companies, has distorted prices to an extreme degree. Passive funds arguably deserve a place in large investor’s portfolios. They are low cost, liquid, and tax efficient. However, they do carry risks, not unlike any financial asset. The biggest risk is that ETFs, and other tracking products, do not consider the most important aspect of investing: valuation. In fact, since they focus on how large a company is within the index, they are, in fact, anti-value: companies become a bigger part of portfolios as they rise to more expensive levels. Concurrently, companies that are left outside of the major indexes are dumped at depressed prices by many active managers who scramble to meet redemptions of investors that are flocking into the index funds. When the market is too excited about a particular sector, money gets sucked out of other areas of the market, creating

THE ADVISORS’ INNER CIRCLE FUND II	KOPERNIK FUNDS
OCTOBER 31, 2020
(Unaudited)

opportunities for the long-term, active investors to find good bargains. Especially when faced with the challenging market conditions, it is important to remain steadfast in one’s belief in value investing. This bifurcated market has allowed us to buy great companies that are offered at distressed prices. In fact, there are many investment opportunities in the public market that look interesting. Our assessment of value is focused on thoroughly understanding the underlying business, identifying key industry characteristics and risks, appraising a company’s worth, and importantly, risk-adjusting the intrinsic value to account for various risks that could prevent intrinsic value from fully materializing in the future. We buy securities at a price that offers a large discount to our risk-adjusted intrinsic value. This approach sounds straightforward, but practicing it requires enormous reserves of discipline, courage, and perseverance in the face of a market that constantly sends misleading messages. The optimal time to buy something is often when pessimism is at its maximum, as sellers are abundant and competition from other buyers is few and far between. To act in this manner requires a high degree of conviction in our positions. Nearly four decades of investing experience has demonstrated that our best investments have been those where conviction, based upon strong research-driven appraisals, has enabled us to stay the course in the face of extreme prejudice against that investment. We are willing to commit capital and be patient when we have a firm belief that the upside is substantial, relative to the downside, and is worth waiting for.

This process has led to portfolios that are currently well positioned. The Funds own: the world’s two largest uranium mining companies, plus three other uranium companies with meaningful reserves; a collection of companies that are endowed with large gold reserves (well diversified across countries, regions, management teams, currencies, geologies, and market cap, etc.); several premier global trading franchises; two dominant hydroelectric power companies; several oligopolistic railway operator and other transportation franchises; agricultural companies owning rich top-soil across the globe; the world’s largest, and lowest cost, natural gas company; the addition of several North American-based natural gas producers; several large, strong, oligopolistic phone service providers, including the world’s largest; and an assortment of other attractively priced businesses which you are unlikely to find in many other portfolios. We own these world-class businesses at very attractive valuations. The portfolios, in aggregate, are selling at a significant discount to book value, meaning that they would appreciate substantially if the market merely returned to book value. Often companies are worth more than their historic accounting value. The portfolios could appreciate significantly more if/when the market comes around to the values to which our analyst team has appraised these companies.

Navigating manic markets and unprecedented challenges of 2020 has not been easy for us or presumably for you. The strength of team becomes a paramount. With this in mind, we have grown our team to forty professionals, including fifteen dedicated to research. They are here to provide the solid, logical research required to stay the course during tough times. Additionally, we have a team of investor-relations professionals committed to providing you with a thorough understanding of what we do, and more importantly, how we do it and why. This, we hope is helpful to you as well, as you navigate this fascinating, wild, investment environment. We have a very seasoned business and operations team dedicated to getting information to you timely,

THE ADVISORS’ INNER CIRCLE FUND II	KOPERNIK FUNDS
OCTOBER 31, 2020
(Unaudited)

accurately, and effectively. They, in turn, work with our partner SEI Investments Company, providing middle- and back-office, and fund administration. We are dedicated to meeting the long-term investment needs of Fund shareholders, our fellow investors.

This is a fulfilling, interesting, and gratifying business. It is never more gratifying than now, when we can offer a very attractively valued portfolio, in an environment that generally offers a lot of risks and little prospect for returns. We believe it is as highly important to communicate on why we perceive such an environment. For our thoughts and perspectives, please refer to Viewpoints from our investment team, including The Antidote to Correlation webinar, podcast and video interviews, and the quarterly call transcripts on Kopernik’s website (www. kopernikglobal.com).

An important factor in the success of our investing strategy over the past several decades has been an investor base that is aligned with our highly differentiated approach, which is too idiosyncratic for many. We are incredibly grateful to you, our fellow investors, who have been with us during these very volatile years. It’s a privilege for Kopernik to be entrusted with the important task of both protecting, and growing, your wealth. We take this responsibility seriously and work hard each day hunting for value in the global market.

On behalf of our all of our employees/owners, we are honored to serve you.

David B. Iben, CFA, Chief Investment Officer

Neda Yarich, President

This material represents the manager’s assessment of the portfolio and market environment at a specific point in time and should not be relied upon by the reader as research or investment advice. Investing involves risk including loss of principal. The information provided herein represents the opinion of the manager and is not intended to be a forecast of future events, a guarantee of future results or investment advice.

Forward earnings is not a forecast of the Funds’ future performance.

THE ADVISORS’ INNER CIRCLE FUND II	KOPERNIK GLOBAL
ALL-CAP FUND
OCTOBER 31, 2020
(Unaudited)

MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE

Dear Fellow Shareholders:

As of October 31, 2020, Kopernik Global Investors, LLC (“Kopernik”) is well into its 8th year of existence. We owe a huge amount of gratitude to our shareholders and clients and understand the pressure you feel on a day-to-day basis. Maintaining faith in value investing during extreme markets is difficult—and 2020 has been a year of extremes. The stock market has reflected the wild swings of 2020 with wild swings of its own: from an all-time high in February 2020, the S&P 500 Index dropped over 39% to its March low before rebounding to another all-time high in September. The valuations of momentum stocks have become even more bifurcated relative to value, and the government’s policy of endless quantitative easing has pushed bond yields to extremely low levels.

The value investing philosophy seems to have fewer and fewer disciples as value stocks continue their 13-year struggle, relative to momentum. Kopernik’s style of value has been out of favor for a shorter amount of time, but 8 1⁄2 years is long enough to cause people to wonder if this environment constitutes a “new normal.” Some commentators have even gone so far as to say cycles are not something that we need to worry about anymore given the “supernatural powers” of the central bankers. We disagree. We believe that while central bankers may extend a cycle’s length and depth (as they have done with the current one), they cannot eliminate the cycle. We continue to hold fast to our philosophy and process and believe that the protracted bear market for value stocks portends good returns in the future.

The encouraging news is that the cyclical nature of the markets occasionally allows investors to acquire the stocks of great companies at unusually attractive prices, often leading to solid returns going forward. As our discussion below will outline, this appears to be one of those times. We believe that volatility is not risk but an opportunity to buy low and sell high. In late March, we were able to take advantage of market volatility by taking gains from selling the S&P 500 index put option, and then redeploying that cash into severely depressed areas of the market, initiating positions in several new names. After many quarters of buying and rolling the put option, detracting from returns as the market continued to rally, we were well positioned to benefit from the option when the S&P 500 Index fell rapidly in Q1 2020. Overall, for the year, the Fund’s put option on the S&P 500 was the largest contributor. We trimmed the bulk of the position in the put option. With challenging fundamentals more accurately priced in, we did not roll the put option at expiration in mid-April.

We will now briefly discuss some of the areas where we continue to see significant upside.

Traditional vs. Latent Value

We are currently finding opportunities in two broad areas of the market: traditional value companies outside of the U.S. and companies with latent value. In both categories, we are invested in high-quality franchises that are difficult to replace. The most important difference is the visible level of cash flow: in the traditional value group, our holdings are today producing significant amounts of cash flow that the market is ignoring, mostly because the stocks are

THE ADVISORS’ INNER CIRCLE FUND II	KOPERNIK GLOBAL
ALL-CAP FUND
OCTOBER 31, 2020
(Unaudited)

inconvenient to trade and/or are located in unpopular places, emerging markets in particular. Many of our traditional value holdings include companies in the utilities, telecom, industrials, and consumer staples sectors.

The latent value holdings tend to be in cyclical industries and either have very depressed or negative cashflows today. However, they have very valuable, scarce assets that should produce significant cashflow when the cycles normalize. Mining, energy, and shipping, as well as agricultural companies, make up the latent value component of the portfolio. We believe these companies should not be analyzed using last quarter’s cashflow numbers but rather based upon decades’ worth of future cashflows. In our opinion, the market has a myopic view of what “value” is; many in our industry have focused too narrowly on cash flows that are observable, while not paying attention to the price paid for that certainty.

Traditional Value

The majority of the portfolio’s traditional value holdings are in emerging markets, which comprised more than one-third of the portfolio over the past year. Emerging markets have underperformed developed markets, particularly the U.S., for more than a decade, and thus investors are not rushing to buy companies domiciled there. These are very uncrowded trades, which has given us the opportunity to buy high quality franchises, the kind that command a premium in the U.S., for single digit price-to-earnings (P/E) ratios, discounts to tangible book value, and huge discounts to replacement value. We certainly invest with our eyes open when buying companies in emerging markets. The geopolitical risk is significant, and we require a much larger margin of safety before investing in these countries. However, we believe that there is a price for everything and stocks in emerging markets are oversold.

The Fund owns world class companies that happen to be domiciled in Russia. We view this as a very attractive investment opportunity, making up 12.5% of the portfolio. In Russia, we own Sberbank of Russia PJSC (“Sberbank”), the leading bank that has grown book value every year since 2000; RusHydro PJSC (“RusHydro”), the largest hydro-electric generating company in Russia and second largest in the world; Gazprom PJSC (“Gazprom”), the world’s largest natural gas company with reserves more than 5 times those of its next biggest non-governmental competitor; Moscow Exchange MICEX-RTS PJSC (“MOEX”), the near monopoly exchange for Russian financial markets; Polyus PJSC (“Polyus”), one of the largest gold mining companies in the world; and Federal Grid Co Unified Energy System PJSC (“Federal Grid”), the sole operator and manager of Russia’s national electric grid. In addition, we own one of Russia’s largest grocery store chains and two Russian homebuilders. While these companies are in different industries, they all similarly have difficult to replicate franchises. Many of these businesses are producing significant amounts of cashflow that are mispriced in the marketplace today. The investment returns of the Russian holdings were mixed this year, and our conviction remains high as we continue to hold these companies at huge discounts to their intrinsic values.

Continuing in emerging markets, we are finding significant discounts in quality franchises in South Korea. KT Corp (“KT”), one of the Fund’s largest holdings, is a leading South Korean

THE ADVISORS’ INNER CIRCLE FUND II	KOPERNIK GLOBAL
ALL-CAP FUND
OCTOBER 31, 2020
(Unaudited)

telecom company. Relative to telecoms in the U.S., KT has similar, if not better, technology and market share; however, KT is valued at 1/10th the price per subscriber. It trades at 40% of book value and less than 10 times earnings. Other holdings in South Korea include Hyundai Motor Co (“Hyundai”), one of the world’s largest auto original equipment manufacturers (OEMs); several small-cap, specialized auto-parts manufacturers; Korean Reinsurance Co (“Korean Re”), South Korea’s only reinsurance company and the 10th largest global reinsurance company; and Korea Electric Power Corp (“Kepco”), South Korea’s largest electric utility. All these companies are trading at significant discounts to tangible book value and have significant upside to Kopernik’s estimate of the risk-adjusted intrinsic value.

Outside of emerging markets, we have found mispriced companies in the industrial sector, particularly in Japan. The Fund owns significant positions in some of the world’s largest trading companies, Mitsubishi Corp (“Mitsubishi”) and Mitsui & Co Ltd (“Mitsui”), which have significant ownership in hundreds of businesses and own interests in very depressed commodities. Further, the Fund has found other opportunities in Japan where businesses trade for less than their net liquid assets.

Perhaps one of the largest disconnects we see in the marketplace today is the price differential between inside and outside of the U.S., something that is particularly evident in emerging markets. Undue fear of geopolitical risk and FOMO (fear of missing out) on the U.S. momentum market has led to massive mispricing in the market. The risk to one’s career is deemed to be unacceptable. As a result, quality franchises sell at bargain prices, with no sacrifice of quality or growth.

Latent Value

The latent value holdings are heavily concentrated in asset rich businesses such as mining, agriculture, and energy industries. Latent value companies tend to be cyclical and uncertain as to timing of future returns. As current bond yields will attest, certainty is grossly over-priced. Further, cyclicality is also mispriced; many investors, either lacking the “big picture” or an appropriate investment time horizon, have extrapolated depressed earnings far into the future. This has created a multitude of opportunities, especially for long term investors who believe in reversion to the mean.

Nowhere is this more visible than the gold mining and energy producing companies. Gold mining companies have made up a large percentage of the portfolio for many years, and have contributed positively to the Fund’s returns, particularly in 2020 as the gold price increased from $1,512 to $1,878, over the October fiscal year. During this volatile year, gold prices rose from $1471 to $2063, from March 13th through August 5th. Over this timeframe, the GDXJ mining ETF rose from $22.17 to $64.05, not far short of a triple. This volatility benefitted the Fund, which trimmed positions during the first two month of the year, repurchased at much lower prices during the spring, trimmed again in the summer, and began repurchasing during the autumn. As we have frequently discussed, particularly in our recent white paper and webinar on mining, we are optimistic on gold miners. Many of these companies have significant upside if the gold price stays at current levels, and tremendous upside if gold goes

THE ADVISORS’ INNER CIRCLE FUND II	KOPERNIK GLOBAL
ALL-CAP FUND
OCTOBER 31, 2020
(Unaudited)

higher. Optionality to a higher gold price remains undervalued in the marketplace, in our opinion. We believe a higher gold price is highly probable: gold has been money for thousands of years, and with every incremental dollar printed by the central bank, gold’s value per ounce in dollar terms rises. Thus, as central banks unleashed limitless quantitative easing in 2020, the intrinsic dollar value of gold has increased markedly this year.

While contrarian views on owning gold are becoming less contrarian, investors still shun the miners. The reasons have some validity: mining businesses in general are poorly managed, face significant operational risks, and tend to carry out operations in challenging jurisdictions. We believe that many of the risks that gold mining companies confront are idiosyncratic and can be managed through diversification. As such, we own 22 miners, allowing us to diversify across countries, management teams, mining assets and business models. We own junior miners, such as Seabridge Gold Inc (“Seabridge”) and Northern Dynasty Minerals Ltd (“Northern Dynasty”) that have extremely valuable deposits with strong optionality to a higher gold price. We own senior producers including Newcrest Mining Ltd (“Newcrest”), Centerra Gold Inc (“Centerra”), and Polyus, all of which have high quality assets that have produced free cash flow despite years of low gold prices. And we own streaming companies such as Wheaton Precious Metals Corp (“Wheaton Precious”) and Royal Gold Inc (“Royal Gold”) that have invested countercyclically and are less exposed to operational risks. Combined, these 22 companies own a total of 363 million ounces of reserves and 293 million ounces of additional resources. The miners the Fund holds control world-leading mines: Polyus owns Olimpiada, the 6th-largest mine in the world, while Newcrest owns Lihir and Cadia Hill, the 7th-and-10th-largest mines in the world, respectively. Turquoise Hill Resources Ltd (“Turquoise Hill”) will operate what will be the 3rd largest copper mine in the world when the capital expenditure is completed. Staying true to our process, we trimmed and added opportunistically throughout the year. When the market favored gold, the Fund held higher positions in our copper heavy names. Later in the year, copper regained favor and gold retraced some gains, allowing the Fund to harvest some gains and tip the scale back in gold’s favor.

In energy, we increased our model weight to the 25% industry max during the past year. The Fund’s energy holdings have mostly been invested in uranium and natural gas. During the early part of the year, oil traded at multi-decade low price (an example of 2020’s ridiculousness was the price of negative $40 during an options expiration fiasco). This provided some interesting opportunities to increase our exposure to oil companies (mostly Canadian). The uranium price, after many years of being stagnant or down, started to reflect more accurately the current supply and demand dynamics, rising from $25 to $30. This price, however, is still not enough to incentivize the new uranium supply that will be needed just to keep the existing nuclear reactors operating, never mind the roughly 50 new reactors being built globally. We estimate the uranium price needs to be between $60 and $90 per pound. The fund’s holdings of Cameco Corp (“Cameco”) and NAC Kazatomprom JSC (“Kazatomprom”), the two largest uranium mining companies in the world, as well as the junior mining holdings including Fission Uranium Corp (“Fission”), Denison Mines Corp (“Denison”) and NexGen Energy Ltd (“NexGen”), will certainly benefit from rising uranium prices.

THE ADVISORS’ INNER CIRCLE FUND II	KOPERNIK GLOBAL
ALL-CAP FUND
OCTOBER 31, 2020
(Unaudited)

Natural gas stocks performed well this year, despite a very rough start. In electricity generation, natural gas has taken market share from coal over the last 15 years, particularly in the United States. As a more environmentally friendly alternative, we do not see this trend reversing. Rather, we estimate that natural gas demand will remain strong. The market remains oversupplied, however, which has kept the price low. As is common in capital intensive industries with large barriers to exit, supply and demand can become unbalanced, leading to price swings on both the downside and the upside. Between 2005-2019, supply grew faster than demand; low prices have ensued. As the common saying goes, the solution to low prices is low prices. We are starting to see more discipline as producers have started to cut supply. In addition, low oil prices leading to reduced oil production have also strengthened natural gas fundamentals, because roughly 22% of natural gas production in the U.S. comes as a byproduct of oil production. As oil production declined, so did natural gas production. Historically, we owned natural gas through Gazprom; however, we diversified into two U.S. holdings in recent years: Range Resources Inc (“Range”) and Southwestern Energy Co (“Southwestern”). All three of our natural gas holdings have significant upside to our risk-adjusted intrinsic value, which assumes an incentive price closer to $3.50/million cubic feet (mcf) for natural gas.

Oil was especially volatile this year. Geopolitical tensions between major oil producing countries Russia and Saudi Arabia created a supply glut, which combined with a demand shock as the Covid-19 pandemic lockdowns caused the price of a barrel of West Texas Intermediate (WTI) to fall from a high of $63 in January 2020 to next to nothing in April. The price has recovered to around $40/barrel. In our opinion, the most attractive opportunities are in the mid-sized producers; particularly Canadian oil companies such as Cenovus Energy Inc (“Cenovus”) and MEG Energy Corp (“MEG”), that have decades worth of oil, termed out debt, and significant operating leverage to the oil price.

Rounding out the latent value portfolio are companies in agriculture. High-quality acreage in the emerging markets trades at a fraction of the cost of similar properties in the United States. These companies tend to trade thinly and have volatile cash flows. Each one of these factors alone would be enough for today’s investors to shun allocating capital. As a result, we can buy hectares of high-quality topsoil in emerging markets for 1/10th the price of the U.S.

While the price of financial assets has never been higher, the price for real assets, for scarce mineral and energy deposits, for high quality agricultural land, and for uncertain, high optionality cash flows has rarely been lower. We have been taking advantage of these opportunities and are positioned well for when the cycles turn.

New positions in the Fund

The market volatility this year, particularly in March and April, allowed the Fund to buy new positions in inexpensive stocks. We added the following companies to the portfolio: Cenovus Energy Inc (“Cenovus”), Embraer SA (“Embraer”), Franklin Resources Inc (“Franklin Resources”), Artemis Gold Inc (“Artemis”), Tachi-S Co Ltd (“Tachi-S”), Suzuken Co. Ltd/ Aichi Japan (“Suzuken”), First Resources Inc (“First Resources”), and Kasikornbank PCL (“KBank”).

THE ADVISORS’ INNER CIRCLE FUND II	KOPERNIK GLOBAL
ALL-CAP FUND
OCTOBER 31, 2020
(Unaudited)

Additionally, we re-initiated positions in companies that we had previously sold at higher prices. Re-initiations include General Electric Co (“GE”), Japan Petroleum Exploration Co. Ltd (“Japex”), West Japan Railway Co (“West Japan”), China Shenhua Energy Co Ltd (“China Shenhua”), and China Mobile (“China Mobile.”).

Eliminations in the Fund

As the global market bifurcation increased, valuations of our holdings became even more attractive. Again, taking advantage of the opportunities provided by market volatility, we eliminated positions in GE and China Mobile this year before re-initiating them at lower prices.

Summary

We continue to be excited by the portfolio’s significant potential for upside over the long run. Despite the most overvalued stock and bond markets in history, our conviction in the long-term positioning of the portfolio remains strong as the gulf between value stocks and momentum has widened further, to the deepest discount we are aware of. We are finding opportunities in real assets, emerging markets, and small-cap companies, all of which are trading well below their risk-adjusted intrinsic value. Roughly half of the portfolio holds quality franchises that are hard to replicate and trade at larges yields; be that earnings, cash flow, or dividends. They reside mostly in emerging markets, though some are in Japan and Europe. The other half of the portfolio is comprised of resource rich businesses that are laden with value. On average, we estimate that they are worth multiples of current prices, suggesting strong, double-digit, annualized investment returns. Many of these are large companies with smallish market caps. You can count on us to employ our disciplined, fundamentals-based, long-term approach that has produced a proven track record through full market cycles.

As always, we appreciate your continued support.

Kind Regards,

Kopernik Global Investors, LLC

Definition of Comparative Indices

MSCI All Country World Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets.

S&P 500 Index is an American stock market index that tracks the 500 most widely held common stocks listed on the New York Stock Exchange or NASDAQ and captures approximately 80% coverage of available U.S. market capitalization. The Index seeks to represent the entire U.S. stock market by reflecting the risk and return of all large-cap companies.

THE ADVISORS’ INNER CIRCLE FUND II	KOPERNIK
INTERNATIONAL FUND
OCTOBER 31, 2020
(Unaudited)

Dear Fellow Shareholders:

As of October 31, 2020, Kopernik Global Investors, LLC (“Kopernik”) is well into its 8th year of existence. We owe a huge amount of gratitude to our shareholders and clients and understand the pressure you feel on a day-to-day basis. Maintaining faith in value investing during extreme markets is difficult—and 2020 has been a year of extremes. The stock market has reflected the wild swings of 2020 with wild swings of its own: from an all-time high in February 2020, the S&P 500 Index dropped over 39% to its March low before rebounding to another all-time high in September. The valuations of momentum stocks have become even more bifurcated relative to value, and the government’s policy of endless quantitative easing has pushed bond yields to extremely low levels.

The value investing philosophy seems to have fewer and fewer disciples as value stocks continue their 13-year struggle relative to momentum. Kopernik’s style of value has been out of favor for a shorter amount of time, but 8 1⁄2 years is long enough to cause people to wonder if this environment constitutes a “new normal.” Some commentators have even gone so far as to say cycles are not something that we need to worry about anymore given the “supernatural powers” of the central bankers. We disagree. We believe that while central bankers may extend a cycle’s length and depth (as they have done with the current one), they cannot eliminate the cycle. We continue to hold fast to our philosophy and process and believe that the protracted bear market for value stocks portends good returns in the future.

The encouraging news is that the cyclical nature of the markets occasionally allows investors to acquire the stocks of great companies at unusually attractive prices, often leading to solid returns going forward. As our discussion below will outline, this appears to be one of those times. We believe that volatility is not risk but an opportunity to buy low and sell high. In late March, we were able to take advantage of market volatility by taking gains from selling the iShares MSCI Emerging Markets ETF put option, and then redeploying that cash into severely depressed areas of the market, initiating positions in several new names. After many quarters of buying and rolling the put option, detracting from returns as the market continued to rally, we were well positioned to benefit from the option when global markets fell rapidly in Q1 2020. Overall, for the year, the Fund’s put option was the second-largest contributor. We trimmed the bulk of the position in the put option. With challenging fundamentals more accurately priced in, we did not roll the put at expiration in mid-May.

We will now briefly discuss some of the areas where we continue to see significant upside.

Traditional vs. Latent Value

We are currently finding opportunities in two broad areas of the market: traditional value companies outside of the U.S. and companies with latent value. In both categories, we are invested in high-quality franchises that are difficult to replace. The most important difference is the visible level of cash flow: in the traditional value group, our holdings are today producing significant amounts of cash flow that the market is ignoring, mostly because the stocks are inconvenient to trade and/or are located in unpopular places, emerging markets in particular.

THE ADVISORS’ INNER CIRCLE FUND II	KOPERNIK
INTERNATIONAL FUND
OCTOBER 31, 2020
(Unaudited)

Many of our traditional value holdings include companies in the utilities, telecom, industrials, and consumer staples sectors.

The latent value holdings tend to be in cyclical industries and either have very depressed or negative cashflows today. However, they have very valuable, scarce assets that should produce significant cashflow when the cycles normalize. Mining, energy, and shipping, as well as agricultural companies, make up the latent value component of the portfolio. We believe these companies should not be analyzed using last quarter’s cashflow numbers but rather based upon decades’ worth of future cashflows. In our opinion, the market has a myopic view of what “value” is; many in our industry have focused too narrowly on cash flows that are observable, while not paying attention to the price paid for that certainty.

Traditional Value

The majority of the portfolio’s traditional value holdings are in emerging markets, which comprised more than one-third of the portfolio over the past year. Emerging markets have underperformed developed markets, particularly the U.S., for more than a decade, and thus investors are not rushing to buy companies domiciled there. These are very uncrowded trades, which has given us the opportunity to buy high quality franchises, the kind that command a premium in the U.S., for single digit price-to-earnings (P/E) ratios, discounts to tangible book value, and huge discounts to replacement value. We certainly invest with our eyes open when buying companies in emerging markets. The geopolitical risk is significant, and we require a much larger margin of safety before investing in these countries. However, we believe that there is a price for everything and stocks in emerging markets are oversold.

The Fund owns world class companies that happen to be domiciled in Russia. We view this as a very attractive investment opportunity, making up 12.5% of the portfolio. In Russia, we own Sberbank of Russia PJSC (“Sberbank”), the leading bank that has grown book value every year since 2000; RusHydro PJSC (“RusHydro”), the largest hydro-electric generating company in Russia and second largest in the world; Gazprom PJSC (“Gazprom”), the world’s largest natural gas company with reserves more than 5 times those of its next biggest non-governmental competitor; Moscow Exchange MICEX-RTS PJSC (“MOEX”), the near monopoly exchange for Russian financial markets; Polyus PJSC (“Polyus”), one of the largest gold mining companies in the world; and Federal Grid Co Unified Energy System PJSC (“Federal Grid”), the sole operator and manager of Russia’s national electric grid. In addition, we own two of Russia’s largest grocery store chains and one Russian homebuilder. While these companies are in different industries, they all similarly have difficult to replicate franchises. Many of these businesses are producing significant amounts of cashflow that are mispriced in the marketplace today. The investment returns of the Russian holdings were mixed this year, and our conviction remains high as we continue to hold these companies at huge discounts to their intrinsic values.

Continuing in emerging markets, we are finding significant discounts in quality franchises in South Korea. KT Corp (“KT”), one of the Fund’s largest holdings, is a leading South Korean telecom company. Relative to telecoms in the U.S., KT has similar, if not better, technology

THE ADVISORS’ INNER CIRCLE FUND II	KOPERNIK
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and market share; however, KT is valued at 1/10th the price per subscriber. It trades at 40% of book value and less than 10 times earnings. Other holdings in South Korea include Hyundai Motor Co (“Hyundai”), one of the world’s largest auto original equipment manufacturers (OEMs); Hyundai Mobis Co Ltd (“Hyundai Mobis”), a specialized auto-parts manufacturer; and Korea Electric Power Corp (“Kepco”), South Korea’s largest electric utility. All these companies are trading at significant discounts to tangible book value and have significant upside to Kopernik’s estimate of the risk-adjusted intrinsic value.

Outside of emerging markets, we have found mispriced companies in the industrial sector, particularly in Japan. The Fund owns positions in some of the world’s largest trading companies, Mitsubishi Corp (“Mitsubishi”) and Mitsui & Co Ltd (“Mitsui”), which have significant ownership in hundreds of businesses and own interests in very depressed commodities. Further, the Fund has found other opportunities in Japan where businesses trade for less than their net liquid assets.

Perhaps one of the largest disconnects we see in the marketplace today is the price differential between inside and outside of the U.S., something that is particularly evident in emerging markets. Undue fear of geopolitical risk and FOMO (fear of missing out) on the U.S. momentum market has led to massive mispricing in the market. The risk to one’s career is deemed to be unacceptable. As a result, quality franchises sell at bargain prices, with no sacrifice of quality or growth.

Latent Value

The latent value holdings are heavily concentrated in asset rich businesses such as mining, agriculture, and energy industries. Latent value companies tend to be cyclical and uncertain as to timing of future returns. As current bond yields will attest, certainty is grossly over-priced. Further, cyclicality is also mispriced; many investors, either lacking the “big picture” or an appropriate investment time horizon, have extrapolated depressed earnings far into the future. This has created a multitude of opportunities, especially for long term investors who believe in reversion to the mean.

Nowhere is this more visible than the gold mining and energy producing companies. Gold mining companies have made up a large percentage of the portfolio for many years, and have contributed positively to the Fund’s returns, particularly in 2020 as the gold price increased from $1,512 to $1,878, over the October fiscal year. During this volatile year, gold prices rose from $1471 to $2063 from March 13th through August 5th. Over this timeframe, the GDXJ mining ETF rose from $22.17 to $64.05, not far short of a triple. This volatility benefitted the Fund, which trimmed positions during the first two month of the year, repurchased at much lower prices during the spring, trimmed again in the summer, and began repurchasing during the autumn. As we have frequently discussed, particularly in our recent white paper and webinar on mining, we are optimistic on gold miners. Many of these companies have significant upside if the gold price stays at current levels, and tremendous upside if gold goes higher. Optionality to a higher gold price remains undervalued in the marketplace, in our opinion. We believe a higher gold price is highly probable: gold has been money for thousands

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of years, and with every incremental dollar printed by the central bank, gold’s value per ounce in dollar terms rises. Thus, as central banks unleashed limitless quantitative easing in 2020, the intrinsic dollar value of gold has increased markedly this year.

While contrarian views on owning gold are becoming less contrarian, investors still shun the miners. The reasons have some validity: mining businesses in general are poorly managed, face significant operational risks, and tend to carry out operations in challenging jurisdictions. We believe that many of the risks that gold mining companies confront are idiosyncratic and can be managed through diversification. As such, we own 12 miners, allowing us to diversify across countries, management teams, mining assets and business models. We own senior producers including Newcrest Mining Ltd (“Newcrest”) and Polyus, all of which have high quality assets that have produced free cash flow despite years of low gold prices, and we own streaming companies such as Wheaton Precious Metals Corp (“Wheaton Precious”) and Royal Gold Inc (“Royal Gold”) that have invested countercyclically and are less exposed to operational risks. Combined, these 12 companies own a total of 271 million ounces of reserves and 181 million ounces of additional resources. The miners the Fund holds control world-leading mines: Polyus owns Olimpiada, the 6th-largest mine in the world, while Newcrest owns Lihir and Cadia Hill, the 7th-and-10th-largest mines in the world, respectively. Turquoise Hill Resources Ltd (“Turquoise Hill”) will operate what will be the 3rd largest copper mine in the world when the capital expenditure is completed. Staying true to our process, we trimmed and added opportunistically throughout the year. When the market favored gold, the Fund held higher positions in our copper heavy names. Later in the year, copper regained favor and gold retraced some gains, allowing the Fund to harvest some gains and tip the scale back in gold’s favor.

The Fund had a large weight in energy this year, consisting of a mix of uranium, oil, and natural gas. During the early part of the year, oil traded at multi-decade low price (an example of 2020’s ridiculousness was the price of negative $40 during an options expiration fiasco). This provided some interesting opportunities to increase our exposure to oil companies (mostly Canadian). The uranium price, after many years of being stagnant or down, started to reflect more accurately the current supply and demand dynamics, rising from $25 to $30. This price, however, is still not enough to incentivize the new uranium supply that will be needed just to keep the existing nuclear reactors operating, never mind the roughly 50 new reactors being built globally. We estimate the uranium price needs to be between $60 and $90 per pound. The fund’s holdings of Cameco Corp (“Cameco”) and NAC Kazatomprom JSC (“Kazatomprom”), the two largest uranium mining companies in the world, will certainly benefit from rising uranium prices.

Natural gas stocks performed well this year, despite a very rough start. In electricity generation, natural gas has taken market share from coal over the last 15 years, particularly in the United States. As a more environmentally friendly alternative, we do not see this trend reversing. Rather, we estimate that natural gas demand will remain strong. The market remains oversupplied, however, which has kept the price low. As is common in capital intensive industries with large barriers to exit, supply and demand can become unbalanced, leading to

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price swings on both the downside and the upside. Between 2005-2019, supply grew faster than demand; low prices have ensued. As the common saying goes, the solution to low prices is low prices. We are starting to see more discipline as producers have started to cut supply. In addition, low oil prices leading to reduced oil production have also strengthened natural gas fundamentals, because roughly 22% of natural gas production in the U.S. comes as a byproduct of oil production. As oil production declined, so did natural gas production. Historically, we owned natural gas through Gazprom, and it remains one of the Fund’s largest positions.

Oil was especially volatile this year. Geopolitical tensions between major oil producing countries Russia and Saudi Arabia created a supply glut, which combined with a demand shock as the Covid-19 pandemic lockdowns caused the price of a barrel of West Texas Intermediate (WTI) to fall from a high of $63 in January 2020 to next to nothing in April. The price has recovered to around $40/barrel. In our opinion, the most attractive opportunities are in the mid-sized producers; particularly Canadian oil companies such as Tourmaline Oil Corp (“Tourmaline”), Cenovus Energy Inc (“Cenovus”), and MEG Energy Corp (“MEG”), that have decades worth of oil, termed out debt, and significant operating leverage to the oil price.

Rounding out the latent value portfolio are companies in agriculture. High-quality acreage in the emerging markets trades at a fraction of the cost of similar properties in the United States. These companies tend to trade thinly and have volatile cash flows. Each one of these factors alone would be enough for today’s investors to shun allocating capital. As a result, we can buy hectares of high-quality topsoil in emerging markets for 1/10th the price of the U.S.

While the price of financial assets has never been higher, the price for real assets, for scarce mineral and energy deposits, for high quality agricultural land, and for uncertain, high optionality cash flows has rarely been lower. We have been taking advantage of these opportunities and are positioned well for when the cycles turn.

New positions in the Fund

The market volatility this year, particularly in March and April, allowed the Fund to buy new positions in inexpensive stocks. We added the following companies to the portfolio: Bezeq The Israeli Telecommunication Corp Ltd (“Bezeq”), Tourmaline Oil Corp (“Tourmaline Oil”), LG Corp (“LG Corp”), Cenovus Energy (“Cenovus”), Embraer SA (“Embraer”), Suzuken Co Ltd/ Aichi Japan (“Suzuken”), Hyundai Mobis Co Ltd (“Hyundai Mobis”), Aercap Holdings NV (“Aercap”), West Japan Railway Co (“West Japan”), and Kasikornbank PCL (“KBank”).

Eliminations in the Fund

As the global market bifurcation increased, valuations of our holdings became even more attractive. Again, taking advantage of the opportunities provided by market volatility, we eliminated a position in General Electric Co (“GE”) before re-initiating it at higher prices.

Summary

We continue to be excited by the portfolio’s significant potential for upside over the long run.

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Despite the most overvalued stock and bond markets in history, our conviction in the long-term positioning of the portfolio remains strong as the gulf between value stocks and momentum has widened further, to the deepest discount we are aware of. We are finding opportunities in real assets, emerging markets, and small-cap companies, all of which are trading well below their risk-adjusted intrinsic value. Roughly half of the portfolio holds quality franchises that are hard to replicate and trade at larges yields; be that earnings, cash flow, or dividends. They reside mostly in emerging markets, though some are in Japan and Europe. The other half of the portfolio is comprised of resource rich businesses that are laden with value. On average, we estimate that they are worth multiples of current prices, suggesting strong, double-digit, annualized investment returns. Many of these are large companies with smallish market caps. You can count on us to employ our disciplined, fundamentals-based, long-term approach that has produced a proven track record through full market cycles.

We appreciate your continued support.

Kind Regards,

Kopernik Global Investors, LLC

Definition of Comparative Index

MSCI All Country World Index ex-US Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets. The MSCI All Country World ex-US Index captures large and mid-cap representation across 22 developed (excluding the United States) and 26 emerging market country indexes.

S&P 500 Index is an American stock market index that tracks the 500 most widely held common stocks listed on the New York Stock Exchange or NASDAQ and captures approximately 80% coverage of available U.S. market capitalization. The Index seeks to represent the entire U.S. stock market by reflecting the risk and return of all large-cap companies.

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Growth of a $1,000,000 Investment

	AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIOD ENDED OCTOBER 31, 2020(1)

	One Year Return	Three Year Return	Five Year Return	Annualized Inception to Date*
Class A Shares, with load**	13.75%	2.30%	9.70%	2.66%
Class A Shares, without load**	20.64%	4.34%	11.01%	3.53%
Class I Shares	20.81%	4.60%	11.25%	3.77%
MSCI All Country World Index	4.89%	5.52%	8.11%	6.91%

*    Commenced operations on November 1, 2013.

**  Refers to the individual maximum sales charge of 5.75%.

^    The graph is based on Class I Shares only; performance for Class A Shares would have been lower due to differences in fee structures.

(1)  If the Adviser had not limited certain expenses, the Fund’s total returns would have been lower.

The performance data quoted herein represents past performance and the return and value of an investment in the Fund will fluctuate so that, when redeemed, may be worth less than its original cost.

Past performance is no guarantee of future performance and should not be considered as a representation of the future results of the Fund. The Fund’s performance assumes the reinvestment of all dividends and all capital gains. Index returns assume reinvestment of dividends and, unlike a Fund’s returns, do not reflect any fees or expenses. If such fees and expenses were included in the index returns, the performance would have been lower.

Please note that one cannot invest directly in an unmanaged index. There are no assurances that the Fund will meet its stated objectives. The Fund’s holdings and allocations are subject to change because it is actively managed and should not be considered recommendations to buy individual securities.

Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

See definition of comparative indices on page 9.

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Growth of a $1,000,000 Investment

	AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIOD ENDED OCTOBER 31, 2020(1)

	One Year Return	Three Year Return	Five Year Return	Annualized Inception to Date
Class I Shares	9.41%	5.24%	8.77%	6.63%*
Investor Shares	9.12%	N/A	N/A	9.94%**
MSCI All Country World ex-US Index	-2.61%	-0.19%	4.26%	2.86%

*	Class I Shares commenced operations on June 30, 2015.
**	Investor Class Shares commenced operations on December 10, 2018.
(1)	If the Adviser had not limited certain expenses, the Fund’s total returns would have been lower.

N/A – Not Applicable

The performance data quoted herein represents past performance and the return and value of an investment in the Fund will fluctuate so that, when redeemed, may be worth less than its original cost.

Past performance is no guarantee of future performance and should not be considered as a representation of the future results of the Fund. The Fund’s performance assumes the reinvestment of all dividends and all capital gains. Index returns assume reinvestment of dividends and, unlike a Fund’s returns, do not reflect any fees or expenses. If such fees and expenses were included in the index returns, the performance would have been lower.

Please note that one cannot invest directly in an unmanaged index. There are no assurances that the Fund will meet its stated objectives. The Fund’s holdings and allocations are subject to change because it is actively managed and should not be considered recommendations to buy individual securities.

Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

See definition of comparative index on page 15.

THE ADVISORS’ INNER CIRCLE FUND II	KOPERNIK GLOBAL
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SECTOR WEIGHTINGS (Unaudited)†:

† Percentages are based on total investments.

SCHEDULE OF INVESTMENTS COMMON STOCK — 86.6%	Shares	Value

AUSTRALIA — 3.8%
Newcrest Mining, Ltd.	2,102,408	$43,289,145

BRAZIL — 2.0%
BrasilAgro - Brasileira de Propriedades Agricolas	668,300	2,535,556
Centrais Eletricas Brasileiras SA	3,088,311	16,620,403
Embraer SA ADR *	897,101	3,696,056

		22,852,015

CANADA — 27.5%
Artemis Gold, Inc. * ‡ (A)	2,250,919	8,278,543
Bear Creek Mining Corp. * (B)	2,674,896	6,404,652
Cameco Corp.	4,081,052	38,810,804
Cenovus Energy, Inc.	6,183,166	20,234,635
Centerra Gold, Inc.	2,852,189	24,918,922
Conic Metals Corp. *	784,769	144,313
Crescent Point Energy Corp. (B)	8,803,629	10,969,019
Denison Mines Corp. * (B)	12,812,170	4,519,793
Dundee Corp., Cl A * (B)	2,419,423	2,578,684
Fission Uranium Corp. * (B)	14,851,500	2,954,025

The accompanying notes are an integral part of the financial statements.

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COMMON STOCK — continued	Shares	Value
CANADA — continued
Gabriel Resources, Ltd. *(A) (B)	5,631,603	$1,141,284
International Tower Hill Mines, Ltd. *	3,089,848	4,603,874
Ivanhoe Mines, Ltd., Cl A *	4,674,370	18,384,522
MEG Energy Corp. * (B)	8,483,301	15,472,807
New Gold, Inc. *	8,329,403	16,908,688
NexGen Energy, Ltd. * (B)	10,350,542	17,324,708
Northern Dynasty Minerals, Ltd. (CAD) *	2,873,848	2,566,899
Northern Dynasty Minerals, Ltd. (USD) * (B)	10,933,114	9,692,206
Novagold Resources, Inc. *	750,288	7,772,984
Pan American Silver Corp.	168,929	5,368,501
Seabridge Gold, Inc. (CAD) * (B)	1,531,284	29,515,404
Seabridge Gold, Inc. (USD) *	137,427	2,646,844
Sprott, Inc.	355,441	10,628,814
Turquoise Hill Resources, Ltd. * (B)	3,070,296	24,101,824
Uranium Participation Corp. * (B)	5,455,017	16,377,744
Wheaton Precious Metals Corp.	320,169	14,762,993

		317,083,486

CHINA — 5.9%
China Mobile, Ltd.	1,846,500	11,280,074
China Shenhua Energy Co., Ltd., Cl H	1,763,500	3,058,157
China Telecom Corp, Ltd., Cl H	114,522,000	36,145,400
Guangshen Railway Co., Ltd., Cl H (B)	42,448,679	7,074,949
NVC Lighting Holding, Ltd.	14,809,203	305,327
PAX Global Technology, Ltd.	17,678,000	10,364,480

		68,228,387

FRANCE — 2.9%
Electricite de France SA	2,855,689	33,266,848

GREECE — 0.6%
Diana Shipping, Inc. * (B)	2,499,740	3,399,646
Tsakos Energy Navigation, Ltd. (B)	428,350	3,328,283

		6,727,929

The accompanying notes are an integral part of the financial statements.

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COMMON STOCK — continued	Shares	Value

HONG KONG — 0.1%
Luks Group Vietnam Holdings Co., Ltd. (A)	9,255,000	$1,469,111

JAPAN — 8.3%
Fukuda Corp.	48,700	2,327,025
Inpex Corp.	1,489,400	7,044,624
Japan Petroleum Exploration Co., Ltd.	245,800	3,873,313
Japan Steel Works, Ltd.	502,763	10,742,613
Kamigumi Co., Ltd.	389,950	6,978,171
Mitsubishi Corp.	976,600	21,763,592
Mitsui & Co., Ltd.	1,296,500	20,253,055
Organo Corp.	142,800	7,449,180
Suzuken Co., Ltd.	143,200	5,164,842
Tachi-S Co., Ltd.	152,100	1,533,633
West Japan Railway Co.	188,300	8,051,319

		95,181,367

KAZAKHSTAN — 1.4%
NAC Kazatomprom JSC GDR (C)	1,110,803	15,773,403
NAC Kazatomprom JSC GDR	23,011	326,756

		16,100,159

LEBANON — 0.0%
Solidere ADR *(A)(D)(E)	174,732	413,853

NORWAY — 0.7%
Stolt-Nielsen, Ltd. (A)	865,896	7,976,054

RUSSIA — 12.7%
Etalon Group GDR (B)	6,134,585	9,908,881
Federal Grid Unified Energy System PJSC	9,828,857,373	23,481,140
Gazprom PJSC	15,845,123	30,897,863
Gazprom PJSC ADR	2,411,391	9,246,784
Lenta PLC GDR *(A)	3,262,301	8,175,571
LSR Group PJSC	736,091	8,423,317
Moscow Exchange MICEX-RTS PJSC	4,155,005	7,004,507
Polyus PJSC GDR	97,421	9,604,170
RusHydro PJSC	2,936,404,688	26,671,364

The accompanying notes are an integral part of the financial statements.

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COMMON STOCK — continued	Shares	Value

RUSSIA — continued
RusHydro PJSC ADR	459,437	$394,426
Sberbank of Russia PJSC	4,852,585	12,272,561

		146,080,584

SINGAPORE — 2.4%
First Resources, Ltd.	2,870,800	2,541,796
Golden Agri-Resources, Ltd. (B)	247,898,300	25,605,670

		28,147,466

SOUTH AFRICA — 0.7%
Gold Fields, Ltd.	451,036	4,828,855
Impala Platinum Holdings, Ltd.	409,653	3,620,548

		8,449,403

SOUTH KOREA — 5.9%
Hankook Tire Worldwide Co., Ltd.	471,326	6,171,071
Hyundai Motor Co.	38,717	5,668,278
Korea Electric Power Corp. ADR *	229,825	1,985,688
Korean Reinsurance	429,762	2,821,083
KT Corp. ADR	341,402	3,284,287
LG Corp.	159,345	9,489,184
LG Uplus	3,763,725	36,636,580
Pyeong Hwa Automotive	297,194	1,988,422

		68,044,593

SRI LANKA — 0.5%
Hemas Holdings PLC *(A) (B)	16,019,905	5,937,521

THAILAND — 0.5%
Kasikornbank PLC	2,165,600	5,315,185

TURKEY — 0.3%
Emlak Konut Gayrimenkul Yatirim Ortakligi REIT	15,421,899	3,177,784

UKRAINE — 2.6%
Astarta Holding NV *(A) (B)	654,547	3,019,537
Kernel Holding SA (A)	1,294,482	12,606,122
MHP SE (LSE Shares) GDR (A) (B)	2,503,333	13,787,263

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND II	KOPERNIK GLOBAL
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OCTOBER 31, 2020

COMMON STOCK — continued	Shares	Value

UKRAINE — continued
MHP SE (USD Shares) GDR (A)(C)	44,627	$245,786

		29,658,708

UNITED KINGDOM — 1.6%
Fresnillo PLC	774,093	11,654,973
Yellow Cake PLC * (B)(C)	2,990,958	7,376,866

		19,031,839

UNITED STATES — 6.2%
Franklin Resources, Inc.	153,205	2,872,594
General Electric Co.	1,511,366	11,214,336
Range Resources Corp.	1,324,859	8,717,572
Royal Gold, Inc.	49,570	5,889,411
Southwestern Energy Co. * (B)	16,095,903	42,976,061

		71,669,974

TOTAL COMMON STOCK (Cost $1,012,439,789)		998,101,411

PREFERRED STOCK — 2.0%

GERMANY — 0.3%
Draegerwerk & KGaA 0.900%	36,160	2,909,642

SOUTH KOREA — 1.7%
Hyundai Motor Co. 4.170%	234,922	16,669,179
Hyundai Motor Co. 4.170%	48,154	3,350,619

		20,019,798

TOTAL PREFERRED STOCK (Cost $19,569,264)		22,929,440

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND II	KOPERNIK GLOBAL
ALL-CAP FUND
OCTOBER 31, 2020

CONVERTIBLE BONDS — 1.1%		Face Amount	Value
CANADA — 1.1%
Gabriel Resources, Ltd., CV to 3,220 Shares per $1,000 Principle Amount 0.025%, 06/30/21 (A)(B)(D)(E)	CAD	15,950,000	$12,097,183

INDIA — 0.0%
REI Agro, Ltd. 5.500%, 11/13/14 (A)(C)(D)(E)(F)		$723,000	—

TOTAL CONVERTIBLE BONDS (Cost $14,817,321)			12,097,183

RIGHTS — 0.2%		Number of Rights
CANADA — 0.2%
Gabriel Resources, Ltd., Expires 06/30/21*(A) (B)(D) (E)		15,950	—
Pan American Silver Corp. #(A)(D)(E)		2,532,384	1,823,316

TOTAL RIGHTS (Cost $–)			1,823,316

WARRANT — 0.0%		Number of Warrants
CANADA — 0.0%
Gabriel Resources, Ltd., Expires 06/30/21*(A) (B) (D)(E)
0.460%, 30/06/21		11,428,804	171,565

TOTAL WARRANT (Cost $–)			171,565

TOTAL INVESTMENTS— 89.9% (Cost $1,046,826,374)			1,035,122,915

Other Assets and Liabilities, Net — 10.1%			116,825,914

NET ASSETS — 100.0%			$1,151,948,829

*	Non-income producing security.
‡	Restricted Equity.
#	Expiration date unavailable.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND II	KOPERNIK GLOBAL
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OCTOBER 31, 2020

(A)	Securities considered illiquid. The total value of such securities as of October 31, 2020 was $77,142,709 and represented 6.7% of Net Assets.
(B)	Affiliated investment.
(C)

Securities sold within terms of a private placement memorandum, exempt from registration under Section 144A of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or other “accredited investors.” The total value of such securities as of October 31, 2020 was $23,396,055 and represents 2.0% of Net Assets.

(D)

Security fair valued using methods determined in good faith by the Valuation Committee of the Board of Trustees. The total market value of such securities as of October 31, 2020 was $14,505,917 and represented 1.3% of Net Assets.

(E)	Level 3 security in accordance with fair value hierarchy.
(F)	Security in default on interest payments.

ADR — American Depositary Receipt

CAD — Canadian Dollar

Cl — Class

CV — Convertible

GDR — Global Depositary Receipt

JSC — Joint Stock Company

LSE — London Stock Exchange

Ltd. — Limited

PJSC — Public Joint Stock Company

PLC — Public Limited Company

REIT — Real Estate Investment Trust

USD — U.S. Dollar

The list of inputs used to value the Fund’s investments as of October 31, 2020 is as follows:

Investments in Securities	Level 1	Level 2	Level 3	Total
Common Stock
Australia	$—	$43,289,145	$—	$43,289,145
Brazil	22,852,015	—	—	22,852,015
Canada	317,083,486	—	—	317,083,486
China	—	68,228,387	—	68,228,387
France	—	33,266,848	—	33,266,848
Greece	6,727,929	—	—	6,727,929
Hong Kong	—	1,469,111	—	1,469,111
Japan	—	95,181,367	—	95,181,367
Kazakhstan	16,100,159	—	—	16,100,159
Lebanon	—	—	413,853	413,853
Norway	—	7,976,054	—	7,976,054
Russia	108,750,752	37,329,832	—	146,080,584

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND II	KOPERNIK GLOBAL
ALL-CAP FUND
OCTOBER 31, 2020

Investments in Securities	Level 1	Level 2	Level 3	Total
Singapore	$—	$28,147,466	$—	$28,147,466
South Africa	—	8,449,403	—	8,449,403
South Korea	5,269,975	62,774,618	—	68,044,593
Sri Lanka	—	5,937,521	—	5,937,521
Thailand	—	5,315,185	—	5,315,185
Turkey	—	3,177,784	—	3,177,784
Ukraine	—	29,658,708	—	29,658,708
United Kingdom	—	19,031,839	—	19,031,839
United States	71,669,974	—	—	71,669,974

Total Common Stock	548,454,290	449,233,268	413,853	998,101,411
Preferred Stock
Germany	—	2,909,642	—	2,909,642
South Korea	—	20,019,798	—	20,019,798

Total Preferred Stock	—	22,929,440	—	22,929,440
Convertible Bonds
Canada	—	—	12,097,183	12,097,183
India	—	—	—	—

Total Convertible Bonds	—	—	12,097,183	12,097,183
Rights
Canada	—	—	1,823,316	1,823,316
Warrant
Canada	—	—	171,565	171,565

Total Investments in Securities	$548,454,290	$472,162,708	$14,505,917	$1,035,122,915

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND II	KOPERNIK GLOBAL
ALL-CAP FUND
OCTOBER 31, 2020

The following is a reconciliation of the investments in which significant unobservable inputs (Level 3) were used in determining value:

	Common Stock	Convertible Bond	Rights	Warrants	Total
Beginning Balance as of November 1, 2019	$ —	$23,393,713	$855,600	$2,516,402	$26,765,715
Accrued discounts/ premiums	—	—	—	—	—
Realized gain/(loss)	—	—	—	—	—
Change in appreciation/ (depreciation)	—	(11,296,530)	967,716	(2,344,837)	(12,673,651)
Purchases	—	—	—	—	—
Sales	—	—	—	—	—
Amortization sold	—	—	—	—	—
Transfer into Level 3	413,853	—	—	—	413,853
Transfer out of Level 3	—	—	—	—	—

Ending balance as of October 31, 2020	$413,853	$12,097,183	$1,823,316	$171,565	$14,505,917

Change in unrealized gains/(losses) included in earnings related to securities still held at reporting date	$(538,436)	$(11,296,530)	$967,716	$(2,344,837)	$(13,212,087)

Amounts designated as “—” are either $0 or have been rounded to $0.

For the year ended October 31, 2020, transfers between Level 1 and Level 3 assets in the amount of $413,853, are due to changes in the availability of observable inputs used to determine fair value. Transfers between Level 1 and Level 3 are a result of a change, in the normal course of business, between the use of valuation methods used in active markets and the use of a broker quotes or valuation techniques which utilize significant unobservable inputs due to an absence of current or reliable market-based data. All transfers, if any, are recognized by the Fund at the end of each period.

For more information on valuation inputs, see Note 2 – Significant Accounting Policies in the Notes to Financial Statements.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND II	KOPERNIK GLOBAL
ALL-CAP FUND
OCTOBER 31, 2020

A summary of the Fund’s transactions in securities of affiliates for the year ended October 31, 2020 is set forth below:

Value as of 10/31/2019	Purchases at Cost	Proceeds from Sales	Realized Gain (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Value as of 10/31/2020	Dividend/ Interest Income
Astarta Holding NV
$ 3,015,201	$ —	$ —	$ —	$ 4,336	$ 3,019,537	$ —
Bear Creek Mining Corp.
2,567,330	2,067,858	—	—	1,769,464	6,404,652	—
Crescent Point Energy Corp.
14,293,322	7,592,213	(4,362,288)	(1,698,729)	(4,855,499)	10,969,019	69,743
Denison Mines Corp.
5,933,812	—	—	—	(1,414,019)	4,519,793	—
Diana Shipping, Inc.
7,493,839	2,093,139	(1,765,177)	135,496	(4,557,651)	3,399,646	—
Dundee Corp.
1,763,455	—	—	—	815,229	2,578,684	—
Etalon Group
13,357,056	571,227	(2,725,817)	(3,928,198)	2,634,613	9,908,881	—
Fission Uranium Corp.
2,596,811	606,425	—	—	(249,211)	2,954,025	—
Gabriel Resources, Ltd.
2,779,244	—	—	—	(1,637,960)	1,141,284	—
Golden Agri-Resources, Ltd.
24,214,245	9,961,991	(1,094,846)	(706,004)	(6,769,716)	25,605,670	653,291
Guangshen Railway Co., Ltd.
12,133,884	869,194	—	—	(5,928,129)	7,074,949	321,158
Hemas Holdings PLC
5,119,727	1,425,460	—	—	(607,666)	5,937,521	—
MEG Energy Corp.
28,915,996	8,739,891	(13,994,694)	2,329,706	(10,518,092)	15,472,807	—
MHP SE (LSE Shares)
19,873,318	879,268	—	—	(6,965,323)	13,787,263	569,582
NexGen Energy, Ltd.
12,360,941	4,828,703	(2,075,540)	(2,537,416)	4,748,020	17,324,708	—
Northern Dynasty Minerals, Ltd. (USD)
2,352,684	6,325,108	(3,341,242)	1,202,600	3,153,056	9,692,206	—
Seabridge Gold, Inc. (CAD)
15,936,042	3,887,127	(2,117,765)	683,712	11,126,288	29,515,404	—

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND II	KOPERNIK GLOBAL
ALL-CAP FUND
OCTOBER 31, 2020

Value as of 10/31/2019	Purchases at Cost	Proceeds from Sales	Realized Gain (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Value as of 10/31/2020	Dividend/ Interest Income
Southwestern Energy Co.
$ 13,484,839	$40,823,655	$(21,151,025)	$3,146,909	$6,671,683	$42,976,061	$—
Tsakos Energy Navigation, Ltd.
7,475,817	1,046,465	(2,251,890)	(542,294)	(2,399,815)	3,328,283	220,088
Turquoise Hill Resources, Ltd.
10,524,422	4,573,938	—	(13)	9,003,477	24,101,824	—
Uranium Participation Corp.
20,708,282	—	(4,892,716)	(3,015,397)	3,577,575	16,377,744	—
Yellow Cake PLC
6,547,982	1,253,621	(662,550)	49,518	188,295	7,376,866	—
Gabriel Resources, Ltd.
23,393,713	—	—	—	(11,296,530)	12,097,183	2,973
Gabriel Resources, Ltd.
. 2,516,402	—	—	—	(2,344,837)	171,565	—
Gabriel Resources, Ltd.
—	—	—	—	—	—	—
Totals
$ 259,358,364	$97,545,283	$(60,435,550)	$ (4,880,110)	$(15,852,412)	$275,735,575	$1,836,835

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND II	KOPERNIK
INTERNATIONAL FUND
OCTOBER 31, 2020

SECTOR WEIGHTINGS (Unaudited)†:

† Percentages are based on total investments.

SCHEDULE OF INVESTMENTS COMMON STOCK — 69.6%	Shares	Value

AUSTRALIA — 3.5%
Newcrest Mining, Ltd.	371,471	$7,648,688

BRAZIL — 0.5%
Centrais Eletricas Brasileiras SA	187,860	1,011,009

CANADA — 19.8%
Cameco Corp.	470,140	4,471,032
Cenovus Energy, Inc.	1,820,406	5,957,344
Crescent Point Energy Corp. (A)	1,271,013	1,583,639
Ivanhoe Mines, Ltd., Cl A *	977,461	3,844,401
New Gold, Inc. *	1,040,988	2,113,206
Novagold Resources, Inc. *	379,314	3,929,693
Pan American Silver Corp.	60,008	1,907,032
Tourmaline Oil Corp.	528,133	6,841,984
Turquoise Hill Resources, Ltd. * (A)	776,159	6,092,848
Wheaton Precious Metals Corp.	134,514	6,202,440

		42,943,619

CHINA — 6.3%
China Mobile, Ltd.	198,800	1,214,448

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND II	KOPERNIK
INTERNATIONAL FUND
OCTOBER 31, 2020

COMMON STOCK — continued	Shares	Value
CHINA — continued
China Shenhua Energy Co., Ltd., Cl H	653,500	$1,133,261
China Telecom Corp, Ltd., Cl H	30,096,000	9,498,891
PAX Global Technology, Ltd.	3,211,000	1,882,585

		13,729,185

FRANCE — 0.6%
Electricite de France SA *	108,143	1,259,793

HONG KONG — 0.4%
SJM Holdings, Ltd.	905,000	944,286

ISRAEL — 0.6%
Bezeq The Israeli Telecommunication *	1,228,562	1,398,664

JAPAN — 4.6%
Inpex Corp.	308,000	1,456,791
Kamigumi Co., Ltd.	80,200	1,435,182
Mitsubishi Corp.	68,600	1,528,755
Mitsui & Co., Ltd.	99,300	1,551,198
Suzuken Co., Ltd.	59,800	2,156,826
West Japan Railway Co.	42,300	1,808,661

		9,937,413

KAZAKHSTAN — 4.1%
NAC Kazatomprom JSC GDR (B)	335,296	4,761,203
NAC Kazatomprom JSC GDR	297,393	4,222,981

		8,984,184

NETHERLANDS — 0.5%
AerCap Holdings *	38,876	965,291

RUSSIA — 14.9%
Etalon Group GDR (A)	294,595	475,844
Federal Grid Unified Energy System PJSC	406,595,233	971,356
Gazprom PJSC	3,825,670	7,460,026
LSR Group PJSC	60,514	692,480
LSR Group PJSC GDR	254,368	560,750
Magnit PJSC	88,577	5,259,738

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND II	KOPERNIK
INTERNATIONAL FUND
OCTOBER 31, 2020

COMMON STOCK — continued	Shares	Value
RUSSIA — continued
Moscow Exchange MICEX-RTS PJSC	1,145,253	$1,930,667
Polyus PJSC GDR	73,627	7,258,458
RusHydro PJSC	327,808,397	2,977,484
Sberbank of Russia PJSC	1,853,064	4,686,542

		32,273,345

SINGAPORE — 1.6%
First Resources, Ltd.	3,006,000	2,661,501
Golden Agri-Resources, Ltd. (A)	7,127,900	736,248

		3,397,749

SOUTH AFRICA — 1.4%
Gold Fields, Ltd.	134,859	1,443,819
Impala Platinum Holdings, Ltd.	178,112	1,574,169

		3,017,988

SOUTH KOREA — 5.6%
Hyundai Mobis, Co., Ltd.	8,302	1,654,387
Hyundai Motor Co.	3,619	529,832
Hyundai Motor Co. GDR	222	7,441
Korea Electric Power Corp. *	24,829	437,345
Korea Electric Power Corp. ADR	238,420	2,059,949
KT Corp.	193	3,768
KT Corp. ADR	288,520	2,775,562
LG Corp.	24,277	1,445,724
LG Uplus	338,218	3,292,257

		12,206,265

THAILAND — 0.5%
Kasikornbank PLC	467,400	1,147,173

UKRAINE — 1.5%
MHP SA GDR (A)(C)	593,777	3,270,264

UNITED KINGDOM — 1.1%
Fresnillo PLC	156,122	2,350,619

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND II	KOPERNIK
INTERNATIONAL FUND
OCTOBER 31, 2020

COMMON STOCK — continued	Shares	Value
UNITED STATES — 2.1%
General Electric Co.	257,896	$1,913,588
Royal Gold, Inc.	22,820	2,711,244

		4,624,832

TOTAL COMMON STOCK (Cost $136,786,540)		151,110,367

PREFERRED STOCK — 0.7%
SOUTH KOREA — 0.7%
Hyundai Motor Co. 4.170%	22,319	1,583,672

TOTAL PREFERRED STOCK (Cost $1,266,137)		1,583,672

TOTAL INVESTMENTS— 70.3% (Cost $138,052,677)		152,694,039

Other Assets and Liabilities, Net — 29.7%		64,511,010

NET ASSETS — 100.0%		$217,205,049

*	Non-income producing security.
(A)	Affiliated investment.
(B)

Securities sold within terms of a private placement memorandum, exempt from registration under Section 144A of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or other “accredited investors.” The total value of such securities as of October 31, 2020 was $4,761,203 and represents 2.2% of Net Assets.

(C)	Securities considered illiquid. The total value of such securities as of October 31, 2020 was $3,270,264 and represented 1.5% of Net Assets.

ADR — American Depositary Receipt

Cl — Class

GDR — Global Depositary Receipt

JSC — Joint Stock Company

Ltd. — Limited

PJSC — Public Joint Stock Company

PLC — Public Limited Company

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND II	KOPERNIK
INTERNATIONAL FUND
OCTOBER 31, 2020

The list of inputs used to value the Fund’s investments as of October 31, 2020 is as follows:

Investments in Securities	Level 1	Level 2	Level 3	Total
Common Stock
Australia	$—	$7,648,688	$—	$7,648,688
Brazil	1,011,009	—	—	1,011,009
Canada	42,943,619	—	—	42,943,619
China	—	13,729,185	—	13,729,185
France	—	1,259,793	—	1,259,793
Hong Kong	—	944,286	—	944,286
Israel	—	1,398,664	—	1,398,664
Japan	—	9,937,413	—	9,937,413
Kazakhstan	8,984,184	—	—	8,984,184
Netherlands	965,291	—	—	965,291
Russia	23,978,293	8,295,052	—	32,273,345
Singapore	—	3,397,749	—	3,397,749
South Africa	—	3,017,988	—	3,017,988
South Korea	4,835,511	7,370,754	—	12,206,265
Thailand	—	1,147,173	—	1,147,173
Ukraine	—	3,270,264	—	3,270,264
United Kingdom	—	2,350,619	—	2,350,619
United States	4,624,832	—	—	4,624,832

Total Common Stock	87,342,739	63,767,628	—	151,110,367
Preferred Stock South Korea	—	1,583,672	—	1,583,672

Total Investments in Securities	$87,342,739	$65,351,300	$—	$152,694,039

Amounts designated as “—” are either $0 or have been rounded to $0.

There were no transfers in or out of Level 3 for the year ended October 31, 2020.

For more information on valuation inputs, see Note 2 – Significant Accounting Policies in the Notes to Financial Statements.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND II	KOPERNIK
INTERNATIONAL FUND
OCTOBER 31, 2020

A summary of the Fund’s transactions in securities of affiliates for the year ended October 31, 2020 is set forth below.

Value 10/31/2019	Purchases at Cost	Proceeds from Sales	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value 10/31/2020	Dividend Income
Crescent Point Energy Corp.
$ 2,014,813	$2,413,003	$(1,077,760)	$(1,258,069)	$ (508,348)	$1,583,639	$19,509
Etalon Group GDR
—	460,087	—	—	15,757	475,844	—
Golden Agri-Resources, Ltd.
2,911,363	1,743,984	(2,758,526)	(2,321,044)	1,160,471	736,248	135,878
MHP SA GDR
3,059,441	1,487,605	—	—	(1,276,782)	3,270,264	110,008
Turquoise Hill Resources
2,078,523	2,209,379	—	(13)	1,804,959	6,092,848	—

Totals:
$10,064,140	$8,314,058	$(3,836,286)	$(3,579,126)	$1,196,057	$12,158,843	$265,395

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND II	KOPERNIK FUNDS
OCTOBER 31, 2020

STATEMENTS OF ASSETS AND LIABILITIES
	Kopernik Global All-Cap Fund	Kopernik International Fund
Assets:
Investments, at Value (Cost $655,799,448 and $120,523,040)	$759,387,340	$140,535,196
Affiliated Investments, at Value (Cost $391,026,926 and $17,529,637)	275,735,575	12,158,843
Cash	122,636,226	64,020,297
Foreign Currency, at Value (Cost $558,759 and $—)	574,596	—
Receivable for Capital Shares Sold	12,753,201	469,719
Dividend and Interest Receivable	1,496,244	230,267
Receivable for Investment Securities Sold	1,085,414	368,568
Reclaim Receivable	239,147	4,103
Unrealized Gain on Foreign Spot Currency Contracts	2,443	—
Prepaid Expenses	34,361	18,294

Total Assets	1,173,944,547	217,805,287

Liabilities:
Payable for Investment Securities Purchased	20,512,799	302,080
Foreign Currency Payable Due to Custodian	—	64
Payable due to Adviser	887,834	167,651
Payable for Capital Shares Redeemed	315,554	55,431
Payable due to Administrator	80,535	15,333
Distribution Fees Payable (Class A Shares)	11,131	281
Payable due to Trustees	6,373	1,220
Chief Compliance Officer Fees Payable	2,989	480
Other Accrued Expenses and Other Payables	178,503	57,698

Total Liabilities	21,995,718	600,238

Net Assets	$1,151,948,829	$217,205,049

Net Assets Consist of:
Paid-in Capital	$1,152,384,364	$198,992,907
Total Distributable Earnings/(Loss)	(435,535)	18,212,142

Net Assets	$1,151,948,829	$217,205,049

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND II	KOPERNIK FUNDS
OCTOBER 31, 2020

STATEMENTS OF ASSETS AND LIABILITIES
	Kopernik Global All-Cap Fund	Kopernik International Fund
Class A Shares:
Net Assets	$59,265,593	N/A
Outstanding Shares of beneficial interest (unlimited authorization - no par value)	5,176,581	N/A
Net Asset Value Offering and Redemption Price, Per Share*	$11.45	N/A

Maximum Offering Price Per Share ($11.45/94.25%)	$12.15	N/A

Class I Shares:
Net Assets	$1,092,683,236	$215,822,335
Outstanding Shares of beneficial interest (unlimited authorization - no par value)	95,737,301	16,339,711
Net Asset Value Offering and Redemption Price, Per Share	$11.41	$13.21

Investor Shares:
Net Assets	N/A	$1,382,714
Outstanding Shares of beneficial interest (unlimited authorization - no par value)	N/A	104,945
Net Asset Value Offering and Redemption Price, Per Share	N/A	$13.18

* Class A Shares are subject to a maximum contingent deferred sales charge of 0.75% if shares are redeemed within 18 months of purchase.

N/A — not applicable

Amounts designated as “—” are $0.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND II	KOPERNIK FUNDS
FOR THE YEAR ENDED
OCTOBER 31, 2020

STATEMENTS OF OPERATIONS
	Kopernik Global All-Cap Fund	Kopernik International Fund

Investment Income:
Dividends	$23,403,925	$3,968,534
Dividends from Affiliated Investments	1,833,862	265,395
Interest	122,337	294,040
Interest from Affiliated Investments	2,973	—
Less: Foreign Taxes Withheld	(2,463,722)	(450,009)

Total Investment Income	22,899,375	4,077,960

Expenses:
Investment Advisory Fees	8,943,210	1,661,422
Administration Fees	848,175	157,590
Distribution Fees (Class A Shares)	133,546	1,634
Trustees’ Fees	28,798	5,291
Chief Compliance Officer Fees	7,266	2,258
Custodian Fees	323,106	66,092
Transfer Agent Fees	112,961	63,561
Registration and Filing Fees	51,940	42,272
Printing Fees	32,575	10,726
Legal Fees	29,516	5,698
Audit Fees	27,100	22,100
Other Expenses	52,507	18,703

Total Expenses	10,590,700	2,057,347

Less:
Investment Advisory Fee Waiver	—	(25,499)
Fees Paid Indirectly — Note 4	(3,842)	(418)

Net Expenses	10,586,858	2,031,430

Net Investment Income	12,312,517	2,046,530

Net Realized Gain (Loss) on:
Investments	12,499,056	4,046,300
Affiliated Investments	(4,880,110)	(3,579,126)
Purchased Options	64,192,851	2,638,004
Foreign Currency Transactions	(512,734)	21,617

Net Realized Gain	71,299,063	3,126,795

Net Change in Unrealized Appreciation (Depreciation) on:
Investments	76,978,734	6,074,636
Affiliated Investments	(15,852,412)	1,196,058
Purchased Options	8,121,282	1,295,120
Foreign Currency Transactions	381,175	1,463

Net Change in Unrealized Appreciation	69,628,779	8,567,277

Net Realized and Unrealized Gain on Investments, Affiliated Investments, Purchased Options and Foreign Currency Transactions	140,927,842	11,694,072

Net Increase in Net Assets Resulting from Operations	$153,240,359	$13,740,602

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND II	KOPERNIK GLOBAL
ALL-CAP FUND

STATEMENTS OF CHANGES IN NET ASSETS
	Year Ended October 31, 2020	Year Ended October 31, 2019
Operations:
Net Investment Income	$12,312,517	$12,279,396
Net Realized Gain on Investments, Affiliated Investments, Purchased Options and Foreign Currency Transactions	71,299,063	21,157,480
Net Change in Unrealized Appreciation (Depreciation) on Investments, Affiliated Investments, Purchased Options and Foreign Currency Transactions	69,628,779	(7,974,052)

Net Increase in Net Assets Resulting From Operations	153,240,359	25,462,824

Distributions:
Class A Shares	(1,432,977)	—
Class I Shares	(27,747,703)	(2,411,514)

Total Distributions	(29,180,680)	(2,411,514)

Capital Share Transactions(1):
Class A Shares
Issued	22,505,033	11,508,243
Reinvestment of Distributions	1,135,481	–
Redeemed	(28,192,104)	(13,933,748)

Net Class A Shares Transactions	(4,551,590)	(2,425,505)

Class I Shares
Issued	441,553,184	225,427,185
Reinvestment of Distributions	19,481,487	1,693,185
Redeemed	(415,901,502)	(306,415,345)

Net Class I Shares Transactions	45,133,169	(79,294,975)

Net Increase (Decrease) in Net Assets From Capital Share Transactions	40,581,579	(81,720,480)

Total Increase (Decrease) in Net Assets	164,641,258	(58,669,170)

Net Assets:
Beginning of Year	987,307,571	1,045,976,741

End of Year	$1,151,948,829	$987,307,571

(1)	For share transactions, see Note 6 in the Notes to Financial Statements.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND II	KOPERNIK
INTERNATIONAL FUND

STATEMENTS OF CHANGES IN NET ASSETS
	Year Ended October 31, 2020	Year Ended October 31, 2019
Operations:
Net Investment Income	$2,046,530	$2,056,765
Net Realized Gain on Investments, Affiliated Investments, Purchased Options and Foreign Currency Transactions ..	3,126,795	2,024,343
Net Change in Unrealized Appreciation on Investments, Affiliated Investments, Purchased Options and Foreign Currency Transactions	8,567,277	11,636,275

Net Increase in Net Assets Resulting From Operations	13,740,602	15,717,383

Distributions:
Class I Shares	(4,300,597)	(1,740,139)
Investor Shares	(5,938)	(1,128)

Total Distributions	(4,306,535)	(1,741,267)

Capital Share Transactions(1):
Class I Shares
Issued	92,689,220	79,756,114
Reinvestment of Distributions	3,068,452	1,181,273
Redeemed	(57,355,413)	(55,290,016)

Net Class I Shares Transactions	38,402,259	25,647,371

Investor Shares
Issued	1,238,954	237,939
Reinvestment of Distributions	5,938	1,127
Redeemed	(137,158)	(2,908)

Net Investor Shares Transactions	1,107,734	236,158

Net Increase in Net Assets From Capital Share Transactions	39,509,993	25,883,529

Total Increase in Net Assets	48,944,060	39,859,645

Net Assets:
Beginning of Year	168,260,989	128,401,344

End of Year	$217,205,049	$168,260,989

(1)	For share transactions, see Note 6 in the Notes to Financial Statements.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND II	KOPERNIK GLOBAL
ALL-CAP FUND

FINANCIAL HIGHLIGHTS
Selected Per Share Data & Ratios
For a Share Outstanding Throughout Each Year

	Class A Shares
	Year Ended October 31, 2020	Year Ended October 31, 2019	Year Ended October 31, 2018	Year Ended October 31, 2017	Year Ended October 31, 2016

Net Asset Value, Beginning of Year	$9.75	$9.55	$10.78	$10.14	$7.52

Income (Loss) from Investment Operations:

Net Investment Income*	0.11	0.09	0.06	0.07	0.06

Net Realized and Unrealized Gain (Loss)	1.86	0.11	(0.85)	0.88	2.59

Total from Investment Operations	1.97	0.20	(0.79)	0.95	2.65

Dividends and Distributions:

Net Investment Income	(0.27)	—	(0.44)	(0.31)	(0.03)

Capital Gains	—	—	—	—	—

Total Dividends and Distributions	(0.27)	—	(0.44)	(0.31)	(0.03)

Net Asset Value, End of Year	$11.45	$9.75	$9.55	$10.78	$10.14

Total Return‡	20.64%	2.09%	(7.76)%	9.60%	35.38%†

Ratios and Supplemental Data

Net Assets, End of Year (Thousands)	$59,266	$56,434	$57,586	$72,257	$68,581

Ratio of Expenses to Average Net Assets(1)	1.30%	1.30%	1.29%	1.30%(2)	1.35%(2)

Ratio of Expenses to Average Net Assets (Excluding Waivers, Recaptured Fees and Fees Paid Indirectly)	1.30%	1.30%	1.29%	1.30%	1.31%

Ratio of Net Investment Income to Average Net Assets	1.01%	0.93%	0.54%	0.66%	0.72%

Portfolio Turnover Rate	50%	31%	44%	37%	39%

*	Per share calculations were performed using average shares for the period.
‡	Total return is for the period indicated and has not been annualized.
†

Total return would have been lower had the Adviser not waived a portion of its fee during the period. Returns shown do not reflect the deductions of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(1)	The ratio of expenses to average net assets excludes the effects of fees paid indirectly. If these expense offsets were included, the ratio would be equal to the ratio presented.
(2)	Ratio includes previously waived advisory fees recaptured. The net expense ratio would have been lower absent the impact of the recaptured fees.
Amounts	designated as “—” are $0.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND II	KOPERNIK GLOBAL
ALL-CAP FUND

FINANCIAL HIGHLIGHTS
Selected Per Share Data & Ratios
For a Share Outstanding Throughout Each Year

	Class I Shares
	Year Ended October 31, 2020	Year Ended October 31, 2019	Year Ended October 31, 2018	Year Ended October 31, 2017	Year Ended October 31, 2016

Net Asset Value, Beginning of Year	$9.73	$9.53	$10.75	$10.11	$7.52

Income (Loss) from Investment Operations:

Net Investment Income*	0.13	0.12	0.08	0.10	0.08

Net Realized and Unrealized Gain (Loss)	1.85	0.10	(0.84)	0.88	2.57

Total from Investment Operations	1.98	0.22	(0.76)	0.98	2.65

Dividends and Distributions:

Net Investment Income	(0.30)	(0.02)	(0.46)	(0.34)	(0.06)

Capital Gains	—	—	—	—	—

Total Dividends and Distributions	(0.30)	(0.02)	(0.46)	(0.34)	(0.06)

Net Asset Value, End of Year	$11.41	$9.73	$9.53	$10.75	$10.11

Total Return‡	20.81%	2.36%	(7.45)%	9.88%	35.53%†

Ratios and Supplemental Data

Net Assets, End of Year (Thousands)	$1,092,683	$930,874	$988,391	$1,080,471	$819,144

Ratio of Expenses to Average Net Assets(1)	1.05%	1.05%	1.04%	1.05%(2)	1.10%(2)

Ratio of Expenses to Average Net Assets (Excluding Waivers, Recaptured Fees and Fees Paid Indirectly)	1.05%	1.05%	1.04%	1.05%	1.06%

Ratio of Net Investment Income to Average Net Assets	1.25%	1.18%	0.83%	0.97%	0.99%

Portfolio Turnover Rate	50%	31%	44%	37%	39%

*	Per share calculations were performed using average shares for the period.
‡	Total return is for the period indicated and has not been annualized.
†

Total return would have been lower had the Adviser not waived a portion of its fee during the period. Returns shown do not reflect the deductions of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(1)	The ratio of expenses to average net assets excludes the effects of fees paid indirectly. If these expense offsets were included, the ratio would be equal to the ratio presented.
(2)	Ratio includes previously waived advisory fees recaptured. The net expense ratio would have been lower absent the impact of the recaptured fees.
Amounts	designated as “—” are $0.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND II	KOPERNIK
INTERNATIONAL FUND

FINANCIAL HIGHLIGHTS
Selected Per Share Data & Ratios
For a Share Outstanding Throughout Each Year

	Class I Shares
	Year Ended October 31, 2020	Year Ended October 31, 2019	Year Ended October 31, 2018	Year Ended October 31, 2017	Year Ended October 31, 2016

Net Asset Value, Beginning of Year	$12.38	$11.31	$11.92	$11.31	$9.25

Income (Loss) from Investment

Operations:

Net Investment Income*	0.14	0.16	0.13	0.15	0.02

Net Realized and Unrealized Gain (Loss)	1.01	1.04	(0.58)	0.60	2.05

Total from Investment Operations	1.15	1.20	(0.45)	0.75	2.07

Dividends and Distributions:

Net Investment Income	(0.16)	(0.13)	(0.11)	(0.04)	(0.01)

Capital Gains	(0.16)	—	(0.05)	(0.10)	—

Total Dividends and Distributions	(0.32)	(0.13)	(0.16)	(0.14)	(0.01)

Net Asset Value, End of Year	$13.21	$12.38	$11.31	$11.92	$11.31

Total Return†	9.41%	10.78%	(3.83)%	6.68%	22.45%

Ratios and Supplemental Data

Net Assets, End of Year (Thousands)	$215,822	$168,011	$128,401	$82,845	$2,072

Ratio of Expenses to Average Net Assets(1)	1.10%	1.10%	0.93%	0.47%	1.10%

Ratio of Expenses to Average Net Assets (Excluding Waivers, Recaptured Fees and Fees Paid Indirectly)	1.11%	1.12%	1.13%	1.60%	10.26%

Ratio of Net Investment Income to Average Net Assets	1.11%	1.32%	1.06%	1.24%	0.16%

Portfolio Turnover Rate	61%	45%	34%	21%	50%

*	Per share calculations were performed using average shares for the period.
†

Total return is for the period indicated and has not been annualized. Total return would have been lower had the Adviser not waived a portion of its fee during the period. Returns shown do not reflect the deductions of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(1)	The ratio of expenses to average net assets excludes the effects of fees paid indirectly. If these expense offsets were included, the ratio would be equal to the ratio presented.

      Amounts designated as “—” are $0.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND II	KOPERNIK
INTERNATIONAL FUND

FINANCIAL HIGHLIGHTS
Selected Per Share Data & Ratios
For a Share Outstanding Throughout Each Year or Period

	Investor Shares
	Year Ended October 31, 2020	Period Ended October 31, 2019(1)
Net Asset Value, Beginning of Year/Period	$ 12.36	$ 11.41

Income (Loss) from Investment Operations:

Net Investment Income*	0.13	0.14

Net Realized and Unrealized Gain	0.98	0.94

Total from Investment Operations	1.11	1.08

Dividends and Distributions:

Net Investment Income	(0.13)	(0.13)

Capital Gains	(0.16)	—

Total Dividends and Distributions	(0.29)	(0.13)

Net Asset Value, End of Year/Period	$ 13.18	$12.36

Total Return†	9.12%	9.61%

Ratios and Supplemental Data

Net Assets, End of Year/Period (Thousands)	$ 1,383	$ 250
Ratio of Expenses to Average Net Assets(2)	1.35%	1.35%††
Ratio of Expenses to Average Net Assets (Excluding Waivers, Recaptured Fees and Fees Paid Indirectly)	1.36%	1.37%††
Ratio of Net Investment Income to Average Net Assets	1.02%	1.32%††
Portfolio Turnover Rate	61%	45%

*	Per share calculations were performed using average shares for the period.
†

Total return is for the period indicated and has not been annualized. Returns shown do not reflect the deductions of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.

††	Annualized.
(1)	Investor Class Shares commenced operations December 10, 2018.
(2)	The ratio of expenses to average net assets excludes the effects of fees paid indirectly. If these expense offsets were included, the ratio would be equal to the ratio presented.

      Amounts designated as “—” are $0.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND II	KOPERNIK FUNDS
OCTOBER 31, 2020

NOTES TO FINANCIAL STATEMENTS

1. Organization:

The Advisors’ Inner Circle Fund II (the “Trust”) is organized as a Massachusetts business trust under an Amended and Restated Agreement and Declaration of Trust dated February 18, 1997. The Trust is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company with 18 funds. The financial statements herein are those of the Kopernik Global All-Cap Fund and Kopernik International Fund (each a “Fund” and, collectively, the “Funds”). The investment objective of the Funds is long-term growth of capital. The Kopernik Global All-Cap Fund is diversified and invests primarily (at least 40% of its net assets) in equity securities of companies located in at least three countries other than the U.S. The Kopernik International Fund is diversified and invests primarily in equity securities of companies located throughout the world. The financial statements of the remaining funds of the Trust are presented separately. The assets of each fund are segregated, and a shareholder’s interest is limited to the fund in which shares are held.

Effective September 27, 2018, the Kopernik International Fund Class A shares were redesignated as Investor Class Shares. This share class name change had no impact on any Fund operations or investment policies. The Investor Class Shares commenced operations on December 10, 2018.

2. Significant Accounting Policies:

The following are significant accounting policies, which are consistently followed in the preparation of the financial statements of the Funds. The Funds are investment companies that apply the accounting and reporting guidance issued in Topic 946 by the U.S. Financial Accounting Standards Board (“FASB”).

Use of Estimates — The preparation of financial statements, in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates and such differences could be material.

Security Valuation — Securities listed on a securities exchange, market or automated quotation system for which quotations are readily available (except for securities traded on NASDAQ), including securities traded over the counter, are valued at the last quoted sale price on an exchange or market (foreign or domestic) on which they are traded on valuation date (or at approximately 4:00 pm ET if a security’s primary exchange is normally open at that time), or, if there is no such reported sale on the valuation date, at the most recent quoted bid price. For securities traded on NASDAQ, the NASDAQ Official Closing Price will be used. If available, debt securities are priced based upon valuations provided by independent, third-party pricing agents. Such values generally reflect the last reported sales price if the security is actively traded. The third-party pricing agents may also value debt securities at an evaluated bid price by employing methodologies that utilize actual market transactions, broker-supplied valuations, or other methodologies designed

THE ADVISORS’ INNER CIRCLE FUND II	KOPERNIK FUNDS
OCTOBER 31, 2020

to identify the market value for such securities. Such methodologies generally consider such factors as security prices, yields, maturities, call features, ratings and developments relating to specific securities in arriving at valuations. On the first day a new debt security purchase is recorded, if a price is not available on the automated pricing feeds from our primary and secondary pricing vendors nor is it available from an independent broker, the security may be valued at its purchase price. Each day thereafter, the debt security will be valued according to the Trusts’ fair value procedures until an independent source can be secured. Debt obligations with remaining maturities of sixty days or less may be valued at their amortized cost, which approximates market value provided that it is determined the amortized cost continues to approximate fair value. Should existing credit, liquidity or interest rate conditions in the relevant markets and issuer specific circumstances suggest that amortized cost does not approximate fair value, then the amortized cost method may not be used. The prices for foreign securities are reported in local currency and converted to U.S. dollars using currency exchange rates.

Options for which the primary market is a national securities exchange are valued at the last bid price on the exchange on which they are traded, or, in the absence of any sale, at the closing bid price for long positions and at the closing ask price for written options. Options not traded on a national securities exchange are valued at the last quoted bid price.

Securities for which market prices are not “readily available” are valued in accordance with fair value procedures established by the Funds’ Board of Trustees (the “Board”). The Funds’ fair value procedures are implemented through a fair value committee (the “Committee”) designated by the Board. Some of the more common reasons that may necessitate that a security be valued using fair value procedures include: the security’s trading has been halted or suspended; the security has been de-listed from a national exchange; the security’s primary trading market is temporarily closed at a time when under normal conditions it would be open; the security has not been traded for an extended period of time; the security’s primary pricing source is not able or willing to provide a price; or trading of the security is subject to local government-imposed restrictions. When a security is valued in accordance with the fair value procedures, the Committee will determine the value after taking into consideration relevant information reasonably available to the Committee. As of October 31, 2020, the total market value of securities in the Kopernik Global All-Cap Fund valued in accordance with fair value procedures was $14,505,917 or 1.3% of the Fund’s net assets. As of October 31, 2020, Kopernik International Fund had no fair valued securities.

For securities that principally trade on a foreign market or exchange, a significant gap in time can exist between the time of a particular security’s last trade and the time at which the Funds calculate their net asset values. The closing prices of such securities may no longer reflect their market value at the time the Funds calculate net asset values if an event that could materially affect the value of those securities (a “Significant Event”) has occurred between the time of the security’s last close and the time that the Fund calculates net asset value. A Significant Event may relate to a single issuer or to an entire market sector. If the Adviser of the Funds becomes aware of a Significant Event that has occurred with respect to a security or group of securities after the closing of the exchange or market on which the security or securities principally trade, but before the time at

THE ADVISORS’ INNER CIRCLE FUND II	KOPERNIK FUNDS
OCTOBER 31, 2020

which the Fund calculates net asset value, it may request that a Committee meeting be called.

The Funds use MarkIt Fair Value (“MarkIt”) as a third party fair valuation vendor. MarkIt provides a fair value for foreign securities in the Funds based on certain factors and methodologies (involving, generally, tracking valuation correlations between the U.S. market and each non-U.S. security) applied by MarkIt in the event that there is a movement in the U.S. market that exceeds a specific threshold established by the Committee. The Committee establishes a “confidence interval” which is used to determine the level of correlation between the value of a foreign security and movements in the U.S. market before a particular security is fair valued when the threshold is exceeded. In the event that the threshold established by the Committee is exceeded on a specific day, the Fund values its non-U.S. securities that exceed the applicable “confidence interval” based upon the fair values provided by MarkIt. In such event, it is not necessary to hold a Committee meeting. In the event that the Adviser believes that the fair values provided by MarkIt are not reliable, the Adviser contacts SEI Investments Global Fund Services (the “Administrator”) and may request that a meeting of the Committee be held.

If a local market in which the Funds own securities is closed for one or more days, the Funds shall value all securities held in that corresponding currency based on the fair value prices provided by MarkIt using the predetermined confidence interval discussed above.

In accordance with authoritative guidance on fair value measurement under U.S. GAAP, the Funds disclose fair value of its investments in a hierarchy that prioritizes the inputs to valuation techniques used to measure the fair value. The objective of a fair value measurement is to determine the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (an exit price). Accordingly, the fair value hierarchy gives the highest priority to quoted prices (unadjusted) in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3).

The three levels of the fair value hierarchy are described below:

Level 1 — Unadjusted quoted prices in active markets for identical, unrestricted assets or liabilities that the Fund has the ability to access at the measurement date;

Level 2 — Other significant observable inputs (includes quoted prices for similar securities, interest rates, prepayment speeds, credit risk, referenced indices, quoted prices in inactive markets, adjusted quoted prices in active markets, adjusted quoted prices on foreign equity securities that were adjusted in accordance with pricing procedures approved by the Board, etc.); and

Level 3 — Prices, inputs or exotic modeling techniques which are both significant to the fair value measurement and unobservable (supported by little or no market activity).

Investments are classified within the level of the lowest significant input considered in determining fair value. Investments classified within Level 3 whose fair value measurement considers several inputs may include Level 1 or Level 2 inputs as components of the overall fair value measurement.

THE ADVISORS’ INNER CIRCLE FUND II	KOPERNIK FUNDS
OCTOBER 31, 2020

The following table summarizes the quantitative inputs and assumptions used for items categorized as recurring Level 3 assets as of October 31, 2020. The following disclosures also include qualitative information on the sensitivity of the fair value measurements to changes in the significant unobservable inputs.

Kopernik Global All-Cap Fund

Assets	Fair Value at October 31 , 2020	Valuation Techniques	Unobservable Input	Inputs
Common Stocks	$413,853	Adjusted Trade Price	Discount Rate	85%

Convertible Bonds	12,097,183	Matrix Pricing	Credit Spread	10%

			Volatility	60%
			Liquidity Risk	10%
Rights	1,823,316	Adjusted Recent Trade	Adjusted Trade Price	$0.72

Warrant	171,565	Multiples Method	Volatility	60%

The unobservable inputs used to determine fair value of recurring Level 3 assets may have similar or diverging impacts on valuation. Significant increases and decreases in these inputs in isolation and interrelationships between those inputs could result in significantly higher or lower fair value measurement.

For the year ended October 31, 2020, there have been no significant changes to the Funds’ fair valuation methodology.

Federal Income Taxes — It is the Funds’ intention to qualify as a regulated investment company for Federal income tax purposes by complying with the appropriate provisions of Subchapter M of the Internal Revenue Code of 1986, as amended. Accordingly, no provisions for Federal income taxes have been made in the financial statements.

The Funds evaluate tax positions taken or expected to be taken in the course of preparing the Funds’ tax returns to determine whether it is “more-likely than-not” (i.e., greater than 50-percent) that each tax position will be sustained upon examination by a taxing authority based on the technical merits of the position. Tax positions not deemed to meet the more-likely-than-not threshold are recorded as a tax benefit or expense in the current period. The Funds did not record any tax provision in the current period. However, management’s conclusions regarding tax positions taken may be subject to review and adjustment at a later date based on factors including, but not limited to, examination by tax authorities (i.e., the last three tax year ends, as applicable), on-going analysis of and changes to tax laws, regulations and interpretations thereof.

As of and during the year ended October 31, 2020, the Funds did not have a liability for any unrecognized tax benefits. The Funds recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statements of Operations. During the year ended October 31, 2020, the Funds did not incur any significant interest or penalties.

THE ADVISORS’ INNER CIRCLE FUND II	KOPERNIK FUNDS
OCTOBER 31, 2020

Security Transactions and Investment Income — Security transactions are accounted for on trade date. Costs used in determining realized gains and losses on the sale of investment securities are based on specific identification. Dividend income is recorded on the ex-dividend date. Interest income is recognized on the accrual basis from settlement date. Certain dividends from foreign securities will be recorded as soon as the Fund is informed of the dividend if such information is obtained subsequent to the ex-dividend date. Discounts and premiums on securities purchased are accreted and amortized.

Foreign Currency Translation — The books and records of the Funds are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars on the date of valuation. The Funds do not isolate that portion of realized or unrealized gains and losses resulting from changes in the foreign exchange rate from fluctuations arising from changes in the market prices of the securities. These gains and losses are included in net realized and unrealized gains and losses on investments on the Statement of Operations. Net realized and unrealized gains and losses on foreign currency transactions represent net foreign exchange gains or losses from foreign currency exchange contracts, disposition of foreign currencies, currency gains or losses realized between trade and settlement dates on securities transactions and the difference between the amount of the investment income and foreign withholding taxes recorded on the Funds’ books and the U.S. dollar equivalent of the amounts actually received or paid.

Forward Foreign Currency Exchange Contracts — The Funds may enter into forward foreign currency exchange contracts to protect the value of securities held and related receivables and payables against changes in future foreign exchange rates. A forward currency contract is an agreement between two parties to buy and sell currency at a set price on a future date. The market value of the contract will fluctuate with changes in currency exchange rates. The contract is marked-to-market daily using the current forward rate and the change in market value is recorded by the Funds as unrealized gain or loss. The Funds recognize realized gains or losses when the contract is closed, equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Any realized or unrealized gains (loss) during the period are presented on the Statements of Operations. Risks may arise from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. Risks may also arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and are generally limited to the amount of unrealized gain on the contracts at the date of default. There were no forward foreign currency contracts for the year ended October 31, 2020.

Options Written/Purchased — The Funds may purchase and write put and call options on indices and enter into related closing transactions. A put option on a security gives the purchaser of the option the right to sell, and the writer of the option the obligation to buy, the underlying security at any time during the option period. A call option on a security gives the purchaser of the option the right to buy, and the writer of the option the obligation to sell, the underlying security at any time during the option period. The premium paid to the writer is the consideration for undertaking the obligations under the option contract. The market value of an option generally reflects the market price of an underlying security. Other principal factors affecting market

THE ADVISORS’ INNER CIRCLE FUND II	KOPERNIK FUNDS
OCTOBER 31, 2020

value include supply and demand, interest rates, the pricing volatility of the underlying security and the time remaining until the expiration date. Premiums received or paid from writing or purchasing options which expire unexercised are treated by the Funds on the expiration date as realized gains or losses. The difference between the premium and the amount paid or received on effecting a closing purchase or sale transaction, including brokerage commissions, is also treated as a realized gain or loss. If an option is exercised, the premium paid or received is added to the cost of the purchase or proceeds from the sale in determining whether a Fund has realized a gain or a loss. Any realized or unrealized gains (loss) during the period are presented on the Statements of Operations. Risks associated with options transactions include: (i) the success of a hedging strategy may depend on an ability to predict movements in the prices of individual securities, fluctuations in markets and movements in interest rates; (ii) there may be an imperfect correlation between the movement in prices of options and the securities underlying them; (iii) there may not be a liquid secondary market for options; and (iv) while a Fund will receive a premium when it writes covered call options, it may not participate fully in a rise in the market value of the underlying security. The Kopernik Global All-Cap Fund and Kopernik International Fund did not have open written or purchased option contracts as of October 31, 2020.

For the year ended October 31, 2020, the average quarterly market value of purchased option contracts held were as follows:

	Kopernik Global All-Cap Fund	Kopernik International Fund
Average Quarterly Market Value	$15,948,000	$1,555,575

Illiquid Securities — A security is considered illiquid if it cannot be sold or disposed of in the ordinary course of business within seven days or less for its approximate carrying value on the books of a Fund. Valuations of illiquid securities may differ significantly from the values that would have been used had an active market value for these securities existed.

Cash — Idle cash may be swept into various time deposit accounts and is classified as cash on the Statements of Assets and Liabilities. The Funds maintain cash in bank deposit accounts which, at times may exceed United States federally insured limits. Amounts invested are available on the same business day.

Expenses — Most expenses of the Trust can be directly attributed to a particular fund. Expenses which cannot be directly attributed to a particular fund are apportioned among the funds of the Trust based on the number of funds and/or relative net assets.

Classes — Class specific expenses are borne by that class of shares. Income, realized and unrealized gains (losses), and non-class specific expenses are allocated to the respective class on the basis of relative daily net assets.

Dividends and Distributions to Shareholders — The Funds distribute substantially all of their net investment income annually. Any net realized capital gains are distributed annually. All distributions are recorded on ex-dividend date.

THE ADVISORS’ INNER CIRCLE FUND II	KOPERNIK FUNDS
OCTOBER 31, 2020

3. Transactions with Affiliates:

Certain officers of the Trust are also employees of the Administrator and/or SEI Investments Distribution Co. (the “Distributor”). Such officers are paid no fees by the Trust, other than the Chief Compliance Officer (“CCO”) as described below, for serving as officers of the Trust.

The services provided by the CCO and his staff, whom are employees of the Administrator, are paid for by the Trust as incurred. The services include regulatory oversight of the Trust’s Advisors and service providers as required by SEC regulations. The CCO’s services and fees have been approved by and are reviewed by the Board.

4. Administration, Distribution, Shareholder Servicing, Custodian and Transfer Agent Agreements:

The Funds and the Administrator are parties to an Administration Agreement under which the Administrator provides management and administrative services to the Funds. For these services, the Administrator is paid an asset-based fee, which will vary depending on the number of share classes and the average daily net assets of the Funds. For the year ended October 31, 2020, the Kopernik Global All-Cap Fund and Kopernik International Fund paid $848,175 and $157,590, respectively, for these services.

The Funds have adopted a distribution plan with respect to the Class A Shares and Investor Class Shares in accordance with the provisions of Rule 12b-1 under the 1940 Act, which regulates circumstances under which an investment company may directly or indirectly bear expenses relating to the distribution of its shares. Because these fees are paid out of the Funds’ assets continuously, over time, these fees will increase the cost of your investment. Under the distribution plan, the Funds may receive up to 0.25% of the average daily net assets of the Class A Shares and Investor Class Shares as compensation for distribution and shareholder services.

DST Systems, Inc. serves as the transfer agent and dividend disbursing agent for the Funds under a transfer agency agreement with the Trust.

During the year ended October 31, 2020, the Kopernik Global All-Cap Fund and Kopernik International Fund earned cash management credits of $3,842 and $418, respectively, which were used to offset transfer agent expenses. These amounts are labeled “Fees Paid Indirectly” on the Statements of Operations.

Brown Brothers Harriman & Co. acts as custodian (the “Custodian”) for the Funds. The Custodian plays no role in determining the investment policies of the Funds or which securities are to be purchased or sold by the Funds.

5. Investment Advisory Agreement:

Under the terms of an investment advisory agreement, the Adviser provides investment advisory services to the Funds at a fee calculated at an annual rate of 0.90% of the Funds’ average daily net assets. The Adviser has contractually agreed (effective November 1, 2013 for the Kopernik Global All-Cap Fund and June 30, 2015 (revised February 8, 2017 and March 1, 2018) for the Kopernik International Fund) to reduce its fees and/or reimburse expenses in order to keep total annual fund operating expenses after fee reductions and/or expense

THE ADVISORS’ INNER CIRCLE FUND II	KOPERNIK FUNDS
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reimbursements (excluding interest, taxes, brokerage commissions, acquired fund fees and expenses and extraordinary expenses (collectively, “excluded expenses”)) from exceeding certain levels as set forth below until February 28, 2021 (the “Contractual Expense Limit”). Refer to waiver of investment advisory fees on the Statement of Operations for fees waived for the year ended October 31, 2020. This agreement may be terminated: (i) by the Board, for any reason at any time, or (ii) by the Adviser, upon ninety (90) days’ prior written notice to the Trust, effective as of the close of business on February 28, 2021.

	Class A Shares	Class I Shares	Investor Class Shares
Kopernik Global All-Cap Fund	1.35%	1.10%	N/A
Kopernik International Fund	N/A	1.10%	1.35%
N/A/ - Not Applicable

Prior to March 1, 2018, the Contractual Expense Limit for the Kopernik International Fund was 0.70% for Investor Class Shares and 0.45% for Class I Shares.

If at any point it becomes unnecessary for the Adviser to reduce fees or make expense reimbursements, the Adviser may receive from the Funds the difference between the total annual fund operating expenses (not including excluded expenses) and the Contractual Expense Limit to recover all or a portion of its prior fee reductions or expense reimbursements made during the preceding three-year period during which this agreement (or any other agreement) was in place.

As of October 31, 2020, there are no previously waived fees that are eligible to be recaptured for the Kopernik Global All-Cap Fund. For the fiscal year ended October 31, 2020, fees for the Kopernik International Fund which were previously waived by the Adviser that can be recaptured, up to the expense cap in place at the time the expenses were waived, were $241,312 expiring in 2021, $39,819 expiring in 2022 and $25,499 expiring in 2023.

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6. Share Transactions:

Kopernik Global All-Cap Fund	Year Ended October 31, 2020	Year Ended October 31, 2019
Shares Transactions:
Class A Shares
Issued	2,063,581	1,167,232
Reinvestment of Distributions	113,435	–
Redeemed	(2,786,672)	(1,412,391)

Decrease in Class A Shares	(609,656)	(245,159)

Class I Shares
Issued	42,257,500	23,115,728
Reinvestment of Distributions	1,955,973	183,444
Redeemed	(44,174,024)	(31,366,425)

Increase (Decrease) in Class I Shares	39,449	(8,067,253)

Kopernik International Fund	Year Ended October 31, 2020	Year Ended October 31, 2019
Shares Transactions:
Class I Shares
Issued	7,337,135	6,813,687
Reinvestment of Distributions	243,526	106,420
Redeemed	(4,809,082)	(4,709,665)

Increase in Class I Shares	2,771,579	2,210,442

Investor Shares
Issued	95,003	20,408
Reinvestment of Distributions	472	102
Redeemed	(10,790)	(250)

Increase in Investor Shares	84,685	20,260

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7. Investment Transactions:

For the year ended October 31, 2020, the purchases and sales of investment securities other than long-term U.S. Government and short-term securities were:

	Purchases	Sales and Maturities
Kopernik Global All-Cap Fund	$463,982,582	$464,749,051
Kopernik International Fund	118,454,320	79,487,653

There were no purchases or sales of long-term U.S. Government securities.

8. Federal Tax Information:

The amount and character of income and capital gain distributions to be paid, if any, are determined in accordance with Federal income tax regulations, which may differ from U.S. GAAP. As a result, net investment income (loss) and net realized gain or (loss) on investment transactions for a reporting period may differ significantly from distributions during the year. The book/tax differences may be temporary or permanent. The permanent differences primarily consist of foreign currency translations, reclassification of long term capital gain distributions on REITS and investments in PFICs.

The permanent differences that are credited or charged to Paid in Capital and Distributable Earnings as of October 31, 2020 is primarily related to nondeductible excise tax paid:

	Distributable Earnings/ (Loss)	Paid-in Capital
Kopernik Global All-Cap Fund	$7,029	$ (7,029)
Kopernik International Fund	2,226	(2,226)

These reclassifications had no impact on the net assets or net values of the Fund.

The tax character of dividends and distributions declared for the Funds during the years ended October 31, 2020 and 2019 were as follows:

	Ordinary Income	Long-Term Capital Gain	Total
Kopernik Global All-Cap Fund
2020	$29,180,680	$—	$29,180,680
2019	2,411,514	—	2,411,514

	Ordinary Income	Long-Term Capital Gain	Total
Kopernik International Fund
2020	$4,063,436	$243,099	$4,306,535
2019	1,741,267	—	1,741,267

As of October 31, 2020, the components of distributable earnings/accumulated losses on a tax basis were as follows:

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	Kopernik Global All-Cap Fund	Kopernik International Fund
Undistributed Ordinary Income	$63,406,221	$6,172,928
Undistributed Long-Term Capital Gains	–	1,121,105
Unrealized Appreciation/Depreciation	(63,841,747)	10,918,112
Other Temporary Differences	(9)	(3)

Total Distributable Earnings/Accumulated Losses	$(435,535)	$18,212,142

During the year ended October 31, 2020, the Kopernik Global All-Cap Fund utilized capital loss carryforwards of $41,297,333 to offset capital gains.

For Federal income tax purposes the difference between Federal tax cost and book cost primarily relates to passive foreign investment companies, forward contracts and wash sales which cannot be used for Federal income tax purposes in the current year and have been deferred for use in future years. The federal tax cost and aggregate gross unrealized appreciation and depreciation on investments, including derivatives, held by the Funds at October 31, 2020, were as follows:

	Federal Tax Cost	Aggregate Gross Unrealized Appreciation	Aggregate Gross Unrealized Depreciation	Net Unrealized Appreciation/ Depreciation
Kopernik Global All-Cap Fund	$1,099,473,567	$179,922,096	$ (243,763,843)	$ (63,841,747)
Kopernik International Fund	141,777,023	25,188,798	(14,270,686)	10,918,112

9. Risks:

The Funds invest in securities of foreign issuers in various countries. These investments may involve certain considerations and risks not typically associated with investments in the United States as a result of, among other factors, the possibility of future political and economic developments and the level of governmental supervision and regulation of securities markets in the respective countries.

The Funds may be subject to taxes imposed by countries in which they invest. Such taxes are generally based on either income or gains earned or repatriated. The Funds accrue and apply such taxes to net investment income, net realized gains and net unrealized gains as income and/or capital gains are earned. The principal risk factors affecting shareholders’ investments in the Funds are set forth below. The following risks pertain to the Funds, unless otherwise noted.

Convertible and Preferred Securities Risk — Convertible and preferred securities have many of the same characteristics as stocks, including many of the same risks. In addition, convertible securities may be more sensitive to changes in interest rates than stocks. Convertible securities may also have credit ratings below investment grade, meaning that they carry a higher risk of failure by the issuer to pay principal and/or interest when due.

Depositary Receipts Risk — Depositary receipts are certificates evidencing ownership of shares of a foreign issuer that are issued by depositary banks and generally trade on an

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established market. Depositary receipts are subject to many of the risks associated with investing directly in foreign securities, including, among other things, political, social and economic developments abroad, currency movements, and different legal, regulatory and tax environments.

Equity Risk — Since they purchase equity securities, the Funds are subject to the risk that stock prices may fall over short or extended periods of time. Historically, the equity market has moved in cycles, and the value of the Funds’ securities may fluctuate drastically from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. These factors contribute to price volatility, which is the principal risk of investing in the Funds. In addition, the impact of any epidemic, pandemic or natural disaster, or widespread fear that such events may occur, could negatively affect the global economy, as well as the economies of individual countries, the financial performance of individual companies and sectors, and the markets in general in significant and unforeseen ways. Any such impact could adversely affect the prices and liquidity of the securities and other instruments in which the Funds invests, which in turn could negatively impact the Funds’ performance and cause losses on your investment in the Funds.

Foreign Currency Risk — As a result of the Funds’ investments in securities denominated in, and/or receiving revenues in, foreign currencies, the Funds will be subject to foreign currency risk. Foreign currency risk is the risk that foreign currencies will decline in value relative to the U.S. dollar, in which case, the dollar value of an investment in the Funds would be adversely affected.

Foreign/Emerging and Frontier Market Security Risk — Non-U.S. securities may be subject to additional risks due to, among other things, political, social and economic developments abroad, currency movements and different legal, regulatory and tax environments. Non-U.S. securities are also subject to risks associated with the potential imposition of economic and other sanctions against a particular foreign country, its nationals or industries or businesses within the country. These additional risks may be heightened with respect to emerging and frontier market countries since political turmoil and rapid changes in economic conditions are more likely to occur in these countries.

Geographic Focus Risk — To the extent that a large portion of their portfolios is invested in a particular country or region, the Funds may be more susceptible to economic, political, regulatory or other events or conditions affecting issuers within that country or region. As a result, the Funds may be subject to greater price volatility and risk of loss than a fund holding more geographically diverse investments.

Liquidity Risk — Certain securities, including privately placed securities and securities of emerging or frontier market issuers, may be difficult or impossible to sell at the time and the price that the Funds would like. The Funds may have to accept a lower price to sell a security, sell other securities to raise cash, or give up an investment opportunity, any of which could have a negative effect on Fund management or performance.

Private Placements Risk — Investment in privately placed securities may be less liquid than in publicly traded securities. Although these securities may be resold in privately negotiated transactions, the prices realized from these sales could be less than those originally paid by the

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Funds or less than what may be considered the fair value of such securities. Further, companies whose securities are not publicly traded may not be subject to the disclosure and other investor protection requirements that might be applicable if their securities were publicly traded.

Purchasing Put Options Risk — A put option gives the buyer the right, but not the obligation, to sell an underlying instrument at a specific exercise price before a specific expiration date. When a Fund purchases a put option on an index, it may lose the entire premium paid if the index does not fall below the exercise price before the expiration date.

10. Concentration of Shareholders:

At October 31, 2020, the percentage of total shares outstanding held by shareholders for each Fund, which are comprised of omnibus accounts that were held on behalf of multiple underlying shareholders was as follows:

	No. of Shareholders	% Ownership

Kopernik Global All-Cap Fund, Class A Shares	2	42%

Kopernik Global All-Cap Fund, Class I Shares	2	54%

Kopernik International Fund, Class I Shares	3	71%

Kopernik International Fund, Investor Class Shares	2	82%

11. Other:

In the normal course of business, the Funds enter into contracts that provide general indemnifications. The Funds’ maximum exposure under these arrangements is dependent on future claims that may be made against the Funds and, therefore, cannot be established; however, based on experience, the risk of loss from such claim is considered remote.

12. New Accounting Pronouncement:

In August 2018, the FASB issued Accounting Standards Update 2018-13, Fair Value Measurement (Topic 820). The new guidance includes additions and modifications to disclosures requirements for fair value measurements. For public entities, the amendments are effective for financial statements issued for fiscal years beginning after December 15, 2019, and interim periods within those fiscal years. The Funds early adopted this guidance as of November 1, 2019. The adoption of this guidance did not have a material impact on the financial statements.

13. Subsequent Events:

The Funds have evaluated the need for additional disclosures and/or adjustments resulting from subsequent events through the date the financial statements were issued. Based on this evaluation, no additional disclosures and/or adjustments were required to the financial statements.

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REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of The Advisors’ Inner Circle Fund II and Shareholders of Kopernik Global All-Cap Fund and Kopernik International Fund

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Kopernik Global All-Cap Fund and Kopernik International Fund (two of the funds constituting The Advisors’ Inner Circle Fund II, hereafter collectively referred to as the “Funds”) as of October 31, 2020, the related statements of operations for the year ended October 31, 2020, the statements of changes in net assets for each of the two years in the period ended October 31, 2020, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of October 31, 2020, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period ended October 31, 2020 and each of the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinions

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of October 31, 2020 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.

/s/ PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

December 28, 2020

We have served as the auditor of one or more investment companies in Kopernik Global Investors, LLC since 2013.

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DISCLOSURE OF FUND EXPENSES

All mutual funds have operating expenses. As a shareholder of a mutual fund, your investment is affected by these ongoing costs, which include (among others) costs for fund management, administrative services, and shareholder reports like this one. It is important for you to understand the impact of these costs on your investment returns.

Operating expenses such as these are deducted from the mutual fund’s gross income and directly reduce your final investment return. These expenses are expressed as a percentage of the mutual fund’s average net assets; this percentage is known as the mutual fund’s expense ratio.

The following examples use the expense ratio and are intended to help you understand the ongoing costs (in dollars) of investing in your Fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period (May 1, 2020 to October 31, 2020).

The table on the next page illustrates your Fund’s costs in two ways:

• Actual Fund Return. This section helps you to estimate the actual expenses after fee waivers that your Fund incurred over the period. The “Expenses Paid During Period” column shows the actual dollar expense cost incurred by a $1,000 investment in the Fund, and the “Ending Account Value” number is derived from deducting that expense cost from the Fund’s gross investment return.

You can use this information, together with the actual amount you invested in the Fund, to estimate the expenses you paid over that period. Simply divide your ending starting account value by $1,000 to arrive at a ratio (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply that ratio by the number shown for your Fund under “Expenses Paid During Period.”

• Hypothetical 5% Return. This section helps you compare your Fund’s costs with those of other mutual funds. It assumes that the Fund had an annual 5% return before expenses during the year, but that the expense ratio (Column 3) for the period is unchanged. This example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to make this 5% calculation. You can assess your Fund’s comparative cost by comparing the hypothetical result for your Fund in the “Expense Paid During Period” column with those that appear in the same charts in the shareholder reports for other mutual funds.

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DISCLOSURE OF FUND EXPENSES

Note: Because the return is set at 5% for comparison purposes — NOT your Fund’s actual return — the account values shown may not apply to your specific investment.

	Beginning Account Value 5/01/20	Ending Account Value 10/31/20	Annualized Expense Ratios	Expenses Paid During Period*

Kopernik Global All-Cap Fund

Actual Fund Return

Class A Shares	$1,000.00	$1,142.70	1.30%	$7.00

Class I Shares	1,000.00	1,143.30	1.05	5.66

Hypothetical 5% Return

Class A Shares	$1,000.00	$1,018.60	1.30%	$6.60

Class I Shares	1,000.00	1,019.86	1.05	5.33

Kopernik International Fund
Actual Fund Return

Class I Shares	$1,000.00	$1,098.10	1.10%	$5.80

Investor Shares	1,000.00	1,097.40	1.35	7.12

Hypothetical 5% Return

Class I Shares	$1,000.00	$1,019.61	1.10%	$5.58

Investor Shares	1,000.00	1,018.35	1.35	6.85

* Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half period shown).

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TRUSTEES AND OFFICERS OF THE ADVISORS’ INNER CIRCLE FUND II

Set forth below are the names, years of birth, positions with the Trust, length of term of office, and the principal occupations for the last five years of each of the persons currently serving as Trustees and Officers of the Trust. Unless otherwise noted, the business address of each Trustee is SEI Investments Company, One Freedom Valley Drive, Oaks, Pennsylvania 19456. Trustees who are deemed not to be “interested persons” of the Trust are referred to as “Independent Trustees.” Messrs. Nesher and Klauder

Name and Year of Birth	Position with Trust and Length of Time Served[1]	Principal Occupations In the Past Five Years
INTERESTED TRUSTEES [3] [4]
Robert Nesher (Born: 1946)	Chairman of the Board of Trustees (since 1991)	SEI employee 1974 to present; currently performs various services on behalf of SEI Investments for which Mr. Nesher is compensated. President, Chief Executive Officer and Trustee of SEI Daily Income Trust, SEI Tax Exempt Trust, SEI Institutional Managed Trust, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Asset Allocation Trust, Adviser Managed Trust, New Covenant Funds, SEI Insurance Products Trust and SEI Catholic Values Trust. President and Director of SEI Structured Credit Fund, LP. Vice Chairman of O’Connor EQUUS (closed-end investment company) to 2016. President, Chief Executive Officer and Trustee of SEI Liquid Asset Trust to 2016. Vice Chairman of Winton Series Trust to 2017. Vice Chairman of Winton Diversified Opportunities Fund (closed-end investment company), The Advisors’ Inner Circle Fund III, Gallery Trust, Schroder Series Trust and Schroder Global Series Trust to 2018.
N. Jeffery Klauder (Born: 1952)	Trustee (since 2018)	Senior Advisor of SEI Investments since 2018. Executive Vice President and General Counsel of SEI Investments, 2004 to 2018.

1

Each Trustee shall hold office during the lifetime of this Trust until the election and qualification of his or her successor, or until he or she sooner dies, resigns, or is removed in accordance with the Trust’s Declaration of Trust.

2

Directorships of Companies required to report to the Securities and Exchange Commission under the Securities Exchange Act of 1934 (i.e., “public companies”) or other investment companies under the 1940 Act.

3	Denotes Trustees who may be deemed to be “interested” persons of the Fund as that term is defined in the 1940 Act by virtue of their affiliation with the Distributor and/or its affiliates.

4	Trustees oversee 18 funds in The Advisors’ Inner Circle Fund II.

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are Trustees who may be deemed to be “interested” persons of the Trust as that term is defined in the 1940 Act by virtue of their affiliation with the Trust’s Distributor. The Trust’s Statement of Additional Information (“SAI”) includes additional information about the Trustees and Officers. The SAI may be obtained without charge by calling 1-855-887-4KGI. The following chart lists Trustees and Officers as of October 31, 2020.

Other Directorships

Held in the Past Five Years2

Current Directorships: Trustee of The Advisors’ Inner Circle Fund II, Bishop Street Funds, The KP Funds, Frost Family of Funds, SEI Daily Income Trust, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Institutional Managed Trust, SEI Asset Allocation Trust, SEI Tax Exempt Trust, Adviser Managed Trust, New Covenant Funds, SEI Insurance Products Trust and SEI Catholic Values Trust. Director of SEI Structured Credit Fund, LP, SEI Global Master Fund plc, SEI Global Assets Fund plc, SEI Global Investments Fund plc, SEI Investments—Global Funds Services, Limited, SEI Investments Global, Limited, SEI Investments (Europe) Ltd., SEI Investments—Unit Trust Management (UK) Limited, SEI Multi-Strategy Funds PLC and SEI Global Nominee Ltd.

Former Directorships: Trustee of SEI Liquid Asset Trust to 2016.

Current Directorships: Trustee of The Advisors’ Inner Circle Fund II, Bishop Street Funds and The KP Funds. Director of SEI Private Trust Company, SEI Global Fund Services Ltd., SEI Investments Global Limited, SEI Global Master Fund, SEI Global Investments Fund and SEI Global Assets Fund.

Former Directorships: Trustee of SEI Investments Management Corporation, SEI Trust Company, SEI Investments (South Africa), Limited and SEI Investments (Canada) Company to 2018.

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TRUSTEES AND OFFICERS OF THE ADVISORS’ INNER CIRCLE FUND II

Name and Year of Birth	Position(s) with Trust and Length of Time Served[1]	Principal Occupation(s) in the Past Five Years
INDEPENDENT TRUSTEES[3]

Joseph T. Grause, Jr. (Born: 1952)	Trustee (since 2011) Lead Independent Trustee (since 2018)	Self-Employed Consultant since 2012. Director of Endowments and Foundations, Morningstar Investment Management, Morningstar, Inc., 2010 to 2011. Director of International Consulting and Chief Executive Officer of Morningstar Associates Europe Limited, Morningstar, Inc., 2007 to 2010. Country Manager – Morningstar UK Limited, Morningstar, Inc., 2005 to 2007.

Mitchell A. Johnson (Born: 1942)	Trustee (since 2005)	Retired. Private investor since 1994.

Betty L. Krikorian (Born: 1943)	Trustee (since 2005)	Vice President, Compliance, AARP Financial Inc., from 2008 to 2010. Self-Employed Legal and Financial Services Consultant since 2003. Counsel (in-house) for State Street Bank from 1995 to 2003.

Robert Mulhall (Born: 1958)	Trustee (since 2019)	Partner, Ernst & Young LLP, from 1998 to 2018.

Bruce R. Speca (Born: 1956)	Trustee (since 2011)	Global Head of Asset Allocation, Manulife Asset Management (subsidiary of Manulife Financial), 2010 to 2011. Executive Vice President – Investment Management Services, John Hancock Financial Services (subsidiary of Manulife Financial), 2003 to 2010.
George J. Sullivan, Jr. (Born: 1942)	Trustee (since 1999)	Retired since 2012. Self-Employed Consultant, Newfound Consultants Inc., 1997 to 2011.

1

Each Trustee shall hold office during the lifetime of this Trust until the election and qualification of his or her successor, or until he or she sooner dies, resigns, or is removed in accordance with the Trust’s Declaration of Trust.

2

Directorships of Companies required to report to the Securities and Exchange Commission under the Securities Exchange Act of 1934 (i.e., “public companies”) or other investment companies under the 1940 Act.

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Other Directorships

Held in the Past Five Years2

Current Directorships: Trustee of The Advisors’ Inner Circle Fund, Bishop Street Funds, The KP Funds and Frost Family of Funds. Director of RQSI GAA Systematic Global Macro Fund, Ltd.

Former Directorships: Director of The Korea Fund, Inc. to 2019.

Current Directorships: Trustee of The Advisors’ Inner Circle Fund, Bishop Street Funds, The KP Funds, SEI Asset Allocation Trust, SEI Daily Income Trust, SEI Institutional International Trust, SEI Institutional Managed Trust, SEI Institutional Investments Trust, SEI Tax Exempt Trust, Adviser Managed Trust, New Covenant Funds, SEI Insurance Products Trust and SEI Catholic Values Trust. Director of Federal Agricultural Mortgage Corporation (Farmer Mac) since 1997 and RQSI GAA Systematic Global Macro Fund, Ltd.

Former Directorships: Trustee of SEI Liquid Asset Trust to 2016.

Current Directorships: Trustee of The Advisors’ Inner Circle Fund, Bishop Street Funds and The KP Funds. Director of RQSI GAA Systematic Global Macro Fund, Ltd.

Current Directorships: Trustee of The Advisors’ Inner Circle Fund, Bishop Street Funds, The KP Funds and Frost Family of Funds. Director of RQSI GAA Systematic Global Macro Fund, Ltd.

Former Directorships: Trustee of Villanova University Alumni Board of Directors to 2018.

Current Directorships: Trustee of The Advisors’ Inner Circle Fund, Bishop Street Funds, The KP Funds and Frost Family of Funds. Director of Stone Harbor Investments Funds (8 Portfolios), Stone Harbor Emerging Markets Income Fund (closed-end fund) and Stone Harbor Emerging Markets Total Income Fund (closed-end fund). Director of RQSI GAA Systematic Global Macro Fund, Ltd.

Current Directorships: Trustee/Director of The Advisors’ Inner Circle Fund, Bishop Street Funds, The KP Funds, SEI Structured Credit Fund, LP, SEI Daily Income Trust, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Institutional Managed Trust, SEI Asset Allocation Trust, SEI Tax Exempt Trust, Adviser Managed Trust, New Covenant Funds, SEI Insurance Products Trust and SEI Catholic Values Trust. Director of RQSI GAA Systematic Global Macro Fund, Ltd.

Former Directorships: Trustee of SEI Liquid Asset Trust to 2016. Trustee/ Director of State Street Navigator Securities Lending Trust to 2017. Member of the independent review committee for SEI’s Canadian-registered mutual funds to 2017.

3         Trustees oversee 18 funds in The Advisors’ Inner Circle Fund II.

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TRUSTEES AND OFFICERS OF THE ADVISORS’ INNER CIRCLE FUND II

Name and Year of Birth	Position(s) with Trust and Length of Time Served	Principal Occupation(s) in the Past Five Years
OFFICERS

Michael Beattie (Born: 1965)	President (since 2011)	Director of Client Service, SEI Investments Company, since 2004.

James Bernstein (Born: 1962)	Vice President and Assistant Secretary (since 2017)

Attorney, SEI Investments, since 2017.

Prior Positions: Self-employed consultant, 2017. Associate General Counsel & Vice President, Nationwide Funds Group and Nationwide Mutual Insurance Company, from 2002 to 2016. Assistant General Counsel & Vice President, Market Street Funds and Provident Mutual Insurance Company, from 1999 to 2002.

John Bourgeois (Born: 1973)	Assistant Treasurer (since 2017)	Fund Accounting Manager, SEI Investments, since 2000.

Stephen Connors (Born: 1984)	Treasurer, Controller and Chief Financial Officer (since 2015)	Director, SEI Investments, Fund Accounting, since 2014. Audit Manager, Deloitte & Touche LLP, from 2011 to 2014.

Russell Emery (Born: 1962)	Chief Compliance Officer (since 2006)	Chief Compliance Officer of SEI Structured Credit Fund, LP since 2007. Chief Compliance Officer of The Advisors’ Inner Circle Fund, The Advisors’ Inner Circle Fund II, Bishop Street Funds, The KP Funds, Frost Family of Funds, The Advisors’ Inner Circle Fund III, Gallery Trust, Schroder Series Trust, Schroder Global Series Trust, SEI Institutional Managed Trust, SEI Asset Allocation Trust, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Daily Income Trust, SEI Tax Exempt Trust, Adviser Managed Trust, New Covenant Funds, SEI Insurance Products Trust and SEI Catholic Values Trust. Chief Compliance Officer of O’Connor EQUUS (closed-end investment company) to 2016. Chief Compliance Officer of SEI Liquid Asset Trust to 2016. Chief Compliance Officer of Winton Series Trust to 2017. Chief Compliance Officer of Winton Diversified Opportunities Fund (closed-end investment company) to 2018.

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Other Directorships Held in the Past Five Years

None.
None.
None.
None.
None.

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OCTOBER 31, 2020
(Unaudited)

TRUSTEES AND OFFICERS OF THE ADVISORS’ INNER CIRCLE FUND II

Name and Year of Birth	Position(s) with Trust and Length of Time Served	Principal Occupation(s) in the Past Five Years
OFFICERS (continued)

Eric C. Griffith (Born: 1969)	Vice President and Assistant Secretary (since 2019)	Counsel at SEI Investments since 2019. Vice President and Assistant General Counsel, JPMorgan Chase & Co., from 2012 to 2018.

Matthew M. Maher (Born: 1975)	Vice President and Assistant Secretary (since 2018)

Counsel at SEI Investments since 2018. Attorney, Blank Rome LLP, from 2015 to 2018. Assistant Counsel & Vice President, Bank of New York Mellon, from 2013 to 2014. Attorney, Dilworth Paxson LLP, from 2006 to 2013.

Robert Morrow (Born: 1978)	Vice President (since 2017)	Account Manager, SEI Investments, since 2007.

Bridgett E. Sudall (Born: 1980)	Anti-Money Laundering Compliance Officer and Privacy Officer (since 2015)	Senior Associate and AML Officer, Morgan Stanley Alternative Investment Partners, from 2011 to 2015. Investor Services Team Lead, Morgan Stanley Alternative Investment Partners, from 2007 to 2011.

THE ADVISORS’ INNER CIRCLE FUND II	KOPERNIK FUNDS
OCTOBER 31, 2020
(Unaudited)

Other Directorships Held in the Past Five Years

None.
None.
None.
None.

THE ADVISORS’ INNER CIRCLE FUND II	KOPERNIK FUNDS
OCTOBER 31, 2020
(Unaudited)

APPROVAL OF INVESTMENT ADVISORY AGREEMENT

Pursuant to Section 15 of the Investment Company Act of 1940 (the “1940 Act”), the Funds’ advisory agreement (the “Agreement”) must be renewed at least annually after its initial two-year term: (i) by the vote of the Board of Trustees (the “Board” or the “Trustees”) of The Advisors’ Inner Circle Fund II (the “Trust”) or by a vote of a majority of the shareholders of the Funds; and (ii) by the vote of a majority of the Trustees who are not parties to the Agreement or “interested persons” of any party thereto, as defined in the 1940 Act (the “Independent Trustees”), cast in person at a meeting called for the purpose of voting on such renewal.

A Board meeting was held on August 19, 2020 via videoconference to decide whether to renew the Agreement for an additional one-year term (the “August Meeting”). The August Meeting was held via videoconference in reliance on relief provided in orders issued by the Securities and Exchange Commission on March 13, 2020, March 25, 2020 and June 19, 2020 from 1940 Act sections and rules requiring that certain votes of a company’s board of trustees be cast in person due to circumstances related to the current or potential effects of the COVID-19 pandemic. In preparation for the August Meeting, the Trustees requested that the Adviser furnish information necessary to evaluate the terms of the Agreement. Prior to the August Meeting, the Independent Trustees of the Funds met to review and discuss the information provided and submitted a request for additional information to the Adviser, and information was provided in response to this request. The Trustees used this information, as well as other information that the Adviser and other service providers of the Funds presented or submitted to the Board at the August Meeting and other meetings held during the prior year, to help them decide whether to renew the Agreement for an additional year.

Specifically, the Board requested and received written materials from the Adviser and other service providers of the Funds regarding: (i) the nature, extent and quality of the Adviser’s services; (ii) the Adviser’s investment management personnel; (iii) the Adviser’s operations and financial condition; (iv) the Adviser’s brokerage practices (including any soft dollar arrangements) and investment strategies; (v) the Funds’ advisory fees paid to the Adviser and overall fees and operating expenses compared with peer groups of mutual funds; (vi) the level of the Adviser’s profitability from its relationship with the Funds, including both direct and indirect benefits accruing to the Adviser and its affiliates; (vii) the Adviser’s potential economies of scale; (viii) the Adviser’s compliance program, including a description of material compliance matters and material compliance violations; (ix) the Adviser’s policies on and compliance procedures for personal securities transactions; and (x) the Funds’ performance compared with peer groups of mutual funds and the Funds’ benchmark indices.

Representatives from the Adviser, along with other Fund service providers, presented additional information and participated in question and answer sessions at the August Meeting to help the Trustees evaluate the Adviser’s services, fees and other aspects of the Agreement. The Independent Trustees received advice from independent counsel and met in executive sessions outside the presence of Fund management and the Adviser.

At the August Meeting, the Trustees, including all of the Independent Trustees, based on their evaluation of the information provided by the Adviser and other service providers of the Funds, renewed the Agreement. In considering the renewal of the Agreement, the Board considered various factors that they determined were relevant, including: (i) the nature, extent and quality of the services provided by the Adviser; (ii) the investment performance of the Funds and the

THE ADVISORS’ INNER CIRCLE FUND II	KOPERNIK FUNDS
OCTOBER 31, 2020
(Unaudited)

Adviser; (iii) the costs of the services provided and profits realized by the Adviser from its relationship with the Funds, including both direct and indirect benefits accruing to the Adviser and its affiliates; (iv) the extent to which economies of scale are being realized by the Adviser; and (v) whether fee levels reflect such economies of scale for the benefit of Fund investors, as discussed in further detail below.

Nature, Extent and Quality of Services Provided by the Adviser

In considering the nature, extent and quality of the services provided by the Adviser, the Board reviewed the portfolio management services provided by the Adviser to the Funds, including the quality and continuity of the Adviser’s portfolio management personnel, the resources of the Adviser, and the Adviser’s compliance history and compliance program. The Trustees reviewed the terms of the Agreement. The Trustees also reviewed the Adviser’s investment and risk management approaches for the Funds. The most recent investment adviser registration form (“Form ADV”) for the Adviser was available to the Board, as was the response of the Adviser to a detailed series of questions which included, among other things, information about the investment advisory services provided by the Adviser to the Funds.

The Trustees also considered other services provided to the Funds by the Adviser such as selecting broker-dealers for executing portfolio transactions, monitoring adherence to the Funds’ investment restrictions, and monitoring compliance with various Fund policies and procedures and with applicable securities laws and regulations. Based on the factors above, as well as those discussed below, the Board concluded, within the context of its full deliberations, that the nature, extent and quality of the services provided to the Funds by the Adviser were sufficient to support renewal of the Agreement.

Investment Performance of the Funds and the Adviser

The Board was provided with regular reports regarding the Funds’ performance over various time periods. The Trustees also reviewed reports prepared by the Funds’ administrator comparing the Funds’ performance to their benchmark indices and peer groups of mutual funds as classified by Lipper, an independent provider of investment company data, over various periods of time. Representatives from the Adviser provided information regarding and led discussions of factors impacting the performance of the Funds, outlining current market conditions and explaining their expectations and strategies for the future. The Trustees determined that the Funds’ performance was satisfactory, or, where the Funds’ performance was materially below their benchmarks and/or peer groups, the Trustees were satisfied by the reasons for the underperformance and/or the steps taken by the Adviser in an effort to improve the performance of the Funds. Based on this information, the Board concluded, within the context of its full deliberations, that the investment results that the Adviser had been able to achieve for the Funds were sufficient to support renewal of the Agreement.

Costs of Advisory Services, Profitability and Economies of Scale

In considering the advisory fees payable by the Funds to the Adviser, the Trustees reviewed, among other things, a report of the advisory fees paid to the Adviser. The Trustees also reviewed reports prepared by the Funds’ administrator comparing the Funds’ net and gross expense ratios and advisory fees to those paid by peer groups of mutual funds as classified by Lipper. The Trustees reviewed the management fees charged by the Adviser to other clients with comparable mandates to the Kopernik Global All-Cap Fund. The Trustees considered

THE ADVISORS’ INNER CIRCLE FUND II	KOPERNIK FUNDS
OCTOBER 31, 2020
(Unaudited)

any differences in management fees and took into account the respective demands, resources and complexity associated with the Kopernik Global All-Cap Fund and other client accounts as well as the extensive regulatory, compliance and tax regimes to which the Fund is subject. The Board concluded, within the context of its full deliberations, that the advisory fees were reasonable in light of the nature and quality of the services rendered by the Adviser.

The Trustees reviewed the costs of services provided by and the profits realized by the Adviser from its relationship with the Funds, including both direct benefits and indirect benefits, such as research and brokerage services received under soft dollar arrangements, accruing to the Adviser and its affiliates. The Trustees considered how the Adviser’s profitability was affected by factors such as its organizational structure and method for allocating expenses. The Trustees concluded that the profit margins of the Adviser with respect to the management of the Funds were not unreasonable. The Board also considered the Adviser’s commitment to managing the Funds and its willingness to continue its expense limitation and fee waiver arrangements with the Funds.

The Trustees considered the Adviser’s views relating to economies of scale in connection with the Funds as Fund assets grow and the extent to which the benefits of any such economies of scale are shared with the Funds and Fund shareholders. The Board considered the existence of any economies of scale and whether those were passed along to the Funds’ shareholders through a graduated advisory fee schedule or other means, including fee waivers. The Trustees recognized that economies of scale are difficult to identify and quantify and are rarely identifiable on a fund-by-fund basis. Based on this evaluation, the Board concluded that the advisory fee was reasonable in light of the information that was provided to the Trustees by the Adviser with respect to economies of scale.

Renewal of the Agreement

Based on the Board’s deliberations and its evaluation of the information described above and other factors and information it believed relevant in the exercise of its reasonable business judgment, the Board, including all of the Independent Trustees, with the assistance of Fund counsel and Independent Trustees’ counsel, unanimously concluded that the terms of the Agreement, including the fees payable thereunder, were fair and reasonable and agreed to renew the Agreement for another year. In its deliberations, the Board did not identify any absence of information as material to its decision, or any particular factor (or conclusion with respect thereto) or single piece of information that was all-important, controlling or determinative of its decision, but considered all of the factors together, and each Trustee may have attributed different weights to the various factors (and conclusions with respect thereto) and information.

THE ADVISORS’ INNER CIRCLE FUND II	KOPERNIK FUNDS
OCTOBER 31, 2020
(Unaudited)

REVIEW OF LIQUIDITY RISK MANAGEMENT PROGRAM

Pursuant to Rule 22e-4 under the 1940 Act, the Funds’ investment adviser has adopted, and the Board has approved, a liquidity risk management program (the “Program”) to govern the Funds’ approach to managing liquidity risk. The Program is overseen by the Funds’ Liquidity Risk Management Program Administrator (the “Program Administrator”), and the Program’s principal objectives include assessing, managing and periodically reviewing each Fund’s liquidity risk, based on factors specific to the circumstances of the Funds.

At a meeting of the Board held on May 19, 2020, the Trustees received a report from the Program Administrator addressing the operations of the Program and assessing its adequacy and effectiveness of implementation. The Board acknowledged that (i) the report covered the period from December 1, 2018 through December 31, 2019 and thus did not cover the recent period of market volatility, and (ii) the Board held a call with the Trust’s officers on March 25, 2020 where the officers discussed the operations and effectiveness of the Program during the then-current market volatility. The Board requested that the Program Administrator provide an update of the operation of the Program during the then-current market volatility at its next meeting.    The Program Administrator’s report noted that the Program Administrator had determined that the Program is reasonably designed to assess and manage each Fund’s liquidity risk and has operated adequately and effectively to manage each Fund’s liquidity risk since the Program was implemented on December 1, 2018. The Program Administrator’s report noted that during the period covered by the report, there were no liquidity events that impacted the Funds or their ability to timely meet redemptions without dilution to existing shareholders. The Program Administrator’s report further noted that material changes had been made to the Program since its implementation to address extended local market holiday closures.

There can be no assurance that the Program will achieve its objectives in the future. Please refer to the prospectus for more information regarding a Fund’s exposure to liquidity risk and other principal risks to which an investment in the Funds may be subject.

THE ADVISORS’ INNER CIRCLE FUND II	KOPERNIK FUNDS
OCTOBER 31, 2020
(Unaudited)

NOTICE TO SHAREHOLDERS

For shareholders that do not have an October 31, 2020 tax year end, this notice is for informational purposes only. For shareholders with an October 31, 2020 tax year end, please consult your tax advisor as to the pertinence of this notice. For the fiscal year ended October 31, 2020, the Funds are designating the following items with regard to distributions paid during the year.

Long-Term Capital Gain Distributions	Ordinary Income Distributions	Total Distributions	Dividends Qualifying for Corporate Dividend Receivable Deduction(1)	Qualifying Dividend Income(2)	U.S. Government Interest(3)	Interest Related Dividends(4)	Qualified Short-Term Capital Gain(5)	Foreign Tax Credit(6)
Kopernik Global All-Cap Fund
0.00%	100.00%	100.00%	1.02%	60.88%	0.07%	1.39%	0.00%	7.57%
Kopernik International Fund
5.11%	94.89%	100.00%	0.05%	58.34%	3.96%	0.36%	100.00%	9.43%

(1)

Qualifying dividends represent dividends which qualify for the corporate dividends received deduction and is reflected as a percentage of ordinary income distributions (the total of short-term capital gain and net investment income distributions).

(2)

The percentage in this column represents the amount of “Qualifying Dividend Income” as created by the Jobs and Growth Tax Relief Reconciliation Act of 2003 and is reflected as a percentage of ordinary income distributions (the total of short-term capital gain and net investment income distributions). It is the intention of each of the aforementioned funds to designate the maximum amount permitted by law.

(3)

“U.S. Government Interest” represents the amount of interest that was derived from direct U.S. Government obligations and distributed during the fiscal year. This amount is reflected as a percentage of ordinary income. Generally, interest from direct U.S. Government obligations is exempt from state income tax. However, for shareholders who are residents of California, Connecticut and New York, the statutory threshold requirements were not satisfied to permit exemption of these amounts from state income.

(4)

The percentage in this column represents the amount of “Interest Related Dividends” and is reflected as a percentage of ordinary income distribution. Interest related dividends are exempt from U.S. withholding tax when paid to foreign investors.

(5)

The percentage of this column represents the amount of “Short-Term Capital Gain Dividends” and is reflected as a percentage of short-term capital gain distribution that is exempt from U.S. withholding tax when paid to foreign investors.

(6)

The percentage in this column represents the amount of “Qualifying Foreign Taxes” as a percentage of ordinary distributions during the fiscal year ended October 31, 2020. The Funds intend to pass through a Foreign Tax Credit to shareholders for fiscal year ended 2020. For Kopernik Global All-Cap Fund, the total amount of foreign source income is $22,085,937 and the total amount of foreign tax paid is $2,391,232. For Kopernik International Fund, the total amount of foreign source income is $3,226,732 and the total amount of foreign tax paid is $448,521. Your allocable share of the foreign tax credit will be reported on form 1099-DIV.

The information reported herein may differ from the information and distributions taxable to the shareholder for the calendar year ending December 31, 2020. Complete information will be computed and reported with your 2020 Form 1099-DIV.

Kopernik Funds

P.O. Box 219009

Kansas City, MO 64121-9009

855-887-4KGI

Adviser:

Kopernik Global Investors, LLC

Two Harbour Place

302 Knights Run Avenue, Suite 1225

Tampa, Florida 33602

Distributor:

SEI Investments Distribution Co.

One Freedom Valley Drive

Oaks, PA 19456

Administrator:

SEI Investments Global Funds Services

One Freedom Valley Drive

Oaks, PA 19456

Legal Counsel:

Morgan, Lewis & Bockius LLP

1701 Market Street

Philadelphia, PA 19103

This information must be preceded or accompanied by a current prospectus for the Funds described.

KGI-AR-001-0700

Item 2.	Code of Ethics.

The Registrant has adopted a code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, controller or principal accounting officer, and any person who performs a similar function. There have been no amendments to or waivers granted to this code of ethics during the period covered by this report.

Item 3.	Audit Committee Financial Expert.

(a)(1) The Registrant’s board of trustees has determined that the Registrant has at least one audit committee financial expert serving on the audit committee.

(a)(2) The audit committee financial experts are George Sullivan and Robert Mulhall, and each whom is considered to be “independent,” as that term is defined in Form N-CSR Item 3(a)(2).

Item 4.	Principal Accountant Fees and Services.

Fees billed by PricewaterhouseCoopers LLP (“PwC”) relate to The Advisors’ Inner Circle Fund II (the “Trust”).

PwC billed the Trust aggregate fees for services rendered to the Trust for the last two fiscal years as follows:

		2020			2019
		All fees and services to the Trust that were pre-approved	All fees and services to service affiliates that were pre-approved	All other fees and services to service affiliates that did not require pre-approval	All fees and services to the Trust that were pre-approved	All fees and services to service affiliates that were pre-approved	All other fees and services to service affiliates that did not require pre-approval
(a)	Audit Fees(1)	$372,635	None	None	$123,000	None	None
(b)	Audit-Related Fees	None	None	None	None	None	None
(c)	Tax Fees(2)	None	None	$418,800	None	None	$105,000
(d)	All Other Fees	None	None	None	None	None	None

Fees billed by Ernst & Young LLP (“E&Y”) related to the Trust

E&Y billed the Trust aggregate fees for services rendered to the Trust for the last two fiscal years as follows:

		2020			2019
		All fees and services to the Trust that were pre-approved	All fees and services to service affiliates that were pre-approved	All other fees and services to service affiliates that did not require pre-approval	All fees and services to the Trust that were pre-approved	All fees and services to service affiliates that were pre-approved	All other fees and services to service affiliates that did not require pre-approval
(a)	Audit Fees(1)	$31,310	None	None	$20,118	None	None
(b)	Audit-Related Fees	None	None	None	None	None	None
(c)	Tax Fees	None	None	None	None	None	None
(d)	All Other Fees	None	None	None	None	None	None

Notes:

(1)	Audit fees include amounts related to the audit of the Trust’s annual financial statements and services normally provided by the accountant in connection with statutory and regulatory filings.

(2)	Tax return preparation fees for affiliates of the Funds.

(e)(1) The Trust’s Audit Committee has adopted and the Board of Trustees has ratified an Audit and Non-Audit Services Pre-Approval Policy (the “Policy”), which sets forth the procedures and the conditions pursuant to which services proposed to be performed by the independent auditor of the Funds may be pre-approved.

The Policy provides that all requests or applications for proposed services to be provided by the independent auditor must be submitted to the Registrant’s Chief Financial Officer (“CFO”) and must include a detailed description of the services proposed to be rendered. The CFO will determine whether such services:

1.	require specific pre-approval;

2.	are included within the list of services that have received the general pre-approval of the Audit Committee pursuant to the Policy; or

3.

have been previously pre-approved in connection with the independent auditor’s annual engagement letter for the applicable year or otherwise. In any instance where services require pre-approval, the Audit Committee will consider whether such services are consistent with SEC’s rules and whether the provision of such services would impair the auditor’s independence.

Requests or applications to provide services that require specific pre-approval by the Audit Committee will be submitted to the Audit Committee by the CFO. The Audit Committee will be informed by the CFO on a quarterly basis of all services rendered by the independent auditor. The Audit Committee has delegated specific pre-approval authority to either the Audit Committee Chair or financial expert, provided that the estimated fee for any such proposed pre-approved service does not exceed $100,000 and any pre-approval decisions are reported to the Audit Committee at its next regularly-scheduled meeting.

Services that have received the general pre-approval of the Audit Committee are identified and described in the Policy. In addition, the Policy sets forth a maximum fee per engagement with respect to each identified service that has received general pre-approval.

All services to be provided by the independent auditor shall be provided pursuant to a signed written engagement letter with the Registrant, the investment adviser, or applicable control affiliate (except that matters as to which an engagement letter would be impractical because of timing issues or because the matter is small may not be the subject of an engagement letter) that sets forth both the services to be provided by the independent auditor and the total fees to be paid to the independent auditor for those services.

In addition, the Audit Committee has determined to take additional measures on an annual basis to meet the Audit Committee’s responsibility to oversee the work of the independent auditor and to assure the auditor’s independence from the Registrant, such as (a) reviewing a formal written statement from the independent auditor delineating all relationships between the independent auditor and the Registrant, and (b) discussing with the independent auditor the independent auditor’s methods and procedures for ensuring independence.

(e)(2) Percentage of fees billed applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows (PwC):

	2020	2019
Audit-Related Fees	None	None
Tax Fees	None	None
All Other Fees	None	None

(e)(2) Percentage of fees billed applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows (E&Y):

	2020	2019
Audit-Related Fees	None	None
Tax Fees	None	None
All Other Fees	None	None

(f) Not applicable.

(g) The aggregate non-audit fees and services billed by PwC for services rendered to the Registrant, and rendered to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant for the last two fiscal-years-ended October 31st were $418,800 and $105,000 for 2020 and 2019, respectively.

(g) The aggregate non-audit fees and services billed by E&Y for services rendered to the Registrant, and rendered to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant for the last two fiscal-years-ended October 31st were $0 and $0 for 2020 and 2019, respectively.

(h) During the past fiscal year, all non-audit services provided by the Registrant’s principal accountant to either the Registrant’s investment adviser or to any entity controlling, controlled by, or under common control with the Registrant’s investment adviser that provides ongoing services to the Registrant were pre-approved by the Audit Committee of Registrant’s Board of Trustees. Included in the Audit Committee’s pre-approval of these non-audit service were the review and consideration as to whether the provision of these non-audit services is compatible with maintaining the principal accountant’s independence.

Item 5.	Audit Committee of Listed Registrants.

Not applicable to open-end management investment companies.

Item 6.	Schedule of Investments

Schedule of Investments is included as part of the Report to Shareholders filed under Item 1 of this form.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end management investment companies.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies

Not applicable to open-end management investment companies. Effective for closed-end management investment companies for fiscal-years-ending on or after December 31, 2005.

Item 9.	Purchases of Equity Securities by Closed-End Management Company and Affiliated Purchasers.

Not applicable to open-end management investment companies.

Item 10.	Submission of Matters to a Vote of Security Holders.

There have been no changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees during the period covered by this report.

Item 11.	Controls and Procedures.

(a) The Registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the Registrant’s disclosure controls and procedures, as defined in Rule 30a-3(c) under the Act (17 CFR § 270.30a-3(c)), as of a date within 90 days of the filing date of the report, are effective based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act (17 CFR § 270.30a-3(b)) and Rule 13a-15(b) or Rule 15d-15(b) under the Exchange Act (17 CFR § 240.13a-15(b) or § 240.15d-15(b)).

(b) There has been no change in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR § 270.3a-3(d)) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Items 12.	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable to open-end management investment companies.

Items 13.	Exhibits.

(a)(1) A copy of the Registrant’s Code of Ethics, as required by Item 2 of this Form, accompanies this filing as an exhibit.

(a)(2) A separate certification for the principal executive officer and the principal financial officer of the Registrant, as required by Rule 30a-2(a) under the Act (17 CFR § 270.30a-2(a)), is filed herewith.

(b) Officer certifications, as required by Rule 30a-2(b) under the Act (17 CFR § 270.30a-2(b)), also accompany this filing as an exhibit.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	The Advisors’ Inner Circle Fund II

By (Signature and Title)*	/s/ Michael Beattie
Michael Beattie, President

Date: January 7, 2021

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Michael Beattie

Michael Beattie, President

Date: January 7, 2021

By (Signature and Title)*	/s/ Stephen Connors

Stephen Connors,
Treasurer, Controller, and CFO

Date: January 7, 2021

*	Print the name and title of each signing officer under his or her signature.